UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to
Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS and PROXY STATEMENT
2020 Annual Meeting Tuesday, July 28, 2020 10 a.m., Eastern time	Inside CEO’s letter to shareholders Information on four voting proposals:
Election of five directors
Virtual-only meeting	Approval of reincorporation from Nevada to Delaware
Webcast registration access at	Ratification of appointment of independent auditor for 2020
viewproxy.com/Chembio/2020	Advisory vote on 2019 executive compensation

555 Wireless Boulevard Hauppauge, New York 11788
June          , 2020
Dear Fellow Stockholder:
It is my pleasure to invite you to attend the Annual Meeting of Stockholders of Chembio Diagnostics, Inc. to be held on Tuesday, July 28, 2020, at 10 a.m., Eastern time. In light of the public health risks attributable to the COVID-19 (Coronavirus) pandemic, this year’s Annual Meeting will be conducted virtually via live audio webcast. Each holder of common stock as of 5 p.m., Eastern time, on the record date of June 1, 2020 will be able to participate in the Annual Meeting, provided that you have registered in advance. In order to attend the Annual Meeting, you must register in advance by visiting viewproxy.com/Chembio/2020 prior to the deadline of 11:59 p.m., Eastern time, on July 25, 2020 and entering the information included on the stockholder’s Notice of Internet Availability of Proxy Materials or proxy card. Upon completing your registration, you will receive further instructions via email, including your unique link and password that will allow you to access the Annual Meeting and submit questions. Shareholders will be able to vote their shares and submit questions via the Internet during the meeting by participating in the webcast.
During the Annual Meeting, stockholders will be asked to elect the all of the members of our board of directors, to approve our reincorporation from Nevada to Delaware and to ratify the appointment of Ernst & Young LLP as our independent auditor for 2020. We also will be asking stockholders to approve, by an advisory vote, our 2019 executive compensation as disclosed in the Proxy Statement for the Annual Meeting (a “say-on-pay” vote). All of these matters are important, and we urge you to vote in favor of the election of each of the director nominees, the approval of the reincorporation in Delaware, the ratification of the appointment of our independent auditor and the approval of our 2019 executive compensation.
We are furnishing proxy materials to our stockholders over the Internet. This process expedites the delivery of proxy materials to our stockholders, lowers our costs and reduces the environmental impact of the Annual Meeting. Today we are sending to each of our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement for the Annual Meeting and our 2020 Annual Report to Stockholders, as well as how to vote via proxy either by telephone or over the Internet.
It is important that you vote your shares of common stock in person or by proxy, regardless of the number of shares you own. You will find the instructions for voting on your Notice of Internet Availability of Proxy Materials. We appreciate your prompt attention.
The board invites you to participate in the Annual Meeting so that management can listen to your suggestions, answer your questions, and discuss business developments and trends with you. Thank you for your support, and we look forward to joining you at the Annual Meeting.
Sincerely,
Richard L. Eberly
Chief Executive Officer and President

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS

To Stockholders of Chembio Diagnostics, Inc.:
The board of directors is soliciting proxies for use at the Chembio Diagnostics, Inc. 2020 Annual Meeting. You are receiving the enclosed proxy statement because you were a holder of common stock as of 5 p.m., Eastern time, on the record date of June 1, 2020, and therefore are entitled to vote at the Annual Meeting. The Annual Meeting will be held to vote upon:
In addition, any other business properly presented may be acted upon at the Annual Meeting. Each share of common stock is entitled to one vote for each director position and other proposal.
In accordance with Securities and Exchange Commission rules, we are providing stockholders with access to proxy materials on the Internet instead of mailing printed copies. We are mailing to stockholders, commencing on or about June       , 2020, a Notice of Internet Availability of Proxy Materials to provide:
•	directions for accessing and reviewing the proxy materials on the Internet and submitting a proxy over the Internet or by telephone;
•	instructions for requesting copies of proxy materials in printed form or by email, at no charge; and
•	a control number for use in submitting proxies.
By Order of the Board of Directors,

Secretary	June , 2020

When
Tuesday, July 28, 2020
10 a.m., Eastern time
Where
Webcast only
Registration access at viewproxy.com/Chembio/2020 — In order to attend the Annual Meeting, you must register in advance by visiting the website listed above by the registration deadline.
Access the Annual Meeting by following the unique link and entering the password that was delivered to you via email following your registration.

Registration Deadline
Saturday, July 25, 2020
11:59 p.m., Eastern time

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 28, 2020:
The Notice of 2020 Annual Meeting of Stockholders, the Proxy Statement, the 2020 Annual Report to Stockholders and instructions for voting via the Internet can be accessed at:
www.aalvote.com/CEMI

How to Vote in Advance
Your vote is important. Please vote as soon as possible by one of the methods shown below. Your Notice of Internet Availability, proxy card or voting instruction form should be readily available.

Via Internet (Any Web-Enabled Device)
By Telephone (U.S. or Canada only)
By Mail (Pursuant to Printed Materials)

555 Wireless Boulevard Hauppauge, New York 11788

Proxy Statement dated June     , 2020
2020 Annual Meeting of Stockholders
Chembio Diagnostics, Inc., a Nevada corporation, is furnishing this Proxy Statement and related proxy materials in connection with the solicitation by its board of directors of proxies to be voted at its 2020 Annual Meeting of Stockholders and any adjournments. Chembio Diagnostics, Inc. is providing these materials to the holders of record of its common stock, $0.01 par value per share, as of 5 p.m., Eastern time, on the record date of June 1, 2020 and is first making available or mailing the materials on or about June     , 2020. All stockholders are strongly encouraged to participate in the Annual Meeting.
The Annual Meeting is scheduled to be held as follows:

Date	Tuesday, July 28, 2020

Time	10 a.m., Eastern time

Meeting Registration Address	viewproxy.com/Chembio/2020

Registration Deadline	11:59 p.m., Eastern time, on Saturday, July 25, 2020

Meeting Access	Follow the unique link and enter the password that was delivered to you via email following your registration

Your vote is important.
Please see the detailed information that follows in the Proxy Statement.

Contents
2020 Proxy Summary
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. References in this Proxy Statement to “Chembio,” and to “we,” “us,” “our” and similar terms, refer to Chembio Diagnostics, Inc.
Annual Meeting of Stockholders
Time and Date	10 a.m., Eastern time, on July 28, 2020
Meeting Webcast Registration Address	viewproxy.com/Chembio/2020
Record Date	5 p.m., Eastern time, on June 1, 2020
Voting	Stockholders will be entitled to one vote for each outstanding share of common stock they hold of record as of the record date.
Total Votes Per Proposal	votes, based on shares of common stock outstanding as of the record date.
Registration Deadline	11:59 p.m., Eastern time, on July 25, 2020
Meeting Access
Stockholders that have registered by the registration deadline will be able to access the Annual Meeting by following the unique link and entering the password that was delivered to them via email following their registration.

Annual Meeting Agenda
Proposal	Board Recommendation
Election of directors	FOR each nominee
Approval of reincorporation in Delaware	FOR
Ratification of appointment of independent auditor for 2020	FOR
Advisory vote on 2019 executive compensation	FOR
How to Cast Your Vote
You can vote by any of the following methods:
Until 11:59 p.m., Eastern time, on July 27, 2020	At the Annual Meeting on July 28, 2020
• Internet: From any web-enabled device at www.aalvote.com/CEMI • Telephone: +1.866.804.9616 • Completed, signed and returned proxy card
• Internet: Joining the Annual Meeting by registering at viewproxy.com/Chembio/2020 prior to the deadline of July 25, 2020 at 11:59 p.m. Eastern time and accessing the unique link and entering the password sent to you via email

Contents
Election of Directors

We are asking stockholders to elect the following five director nominees, each of whom currently serves as a member of the board of directors.

		Director Since		Experience/	Independent		Committee	Other Public
Name	Age		Occupation	Qualifications	Yes	No	Memberships	Company Boards
Katherine L. Davis	63	2007	Owner of Davis Design Group LLC Financial Advisor to Mayor of Indianapolis	• Leadership • Governance • Policy/Government	✔		• Nominating and Corporate Governance (Chair) • Audit • Compensation
Richard L. Eberly	59	2020	Chief Executive Officer of Chembio Diagnostics, Inc.	• Industry • Leadership • Innovation		✔
Gail S. Page	64	2017	Executive Chair of the Board Venture Partner at Turret Capital Management, L.P.	• Industry • Leadership • Finance		✔
Mary Lake Polan	76	2018
Professor of Clinical Obstetrics, Gynecology and Reproductive Sciences at Yale University School of Medicine
Chair of Scientific Advisory Board in Women’s Health for Procter and Gamble Company
Managing Director of Golden Seeds angel investing group
				• Industry • Leadership • Governance	✔		• Compensation (Chair) • Audit • Nominating and Corporate Governance	• Motif Bio plc • Quidel Corporation
John G. Potthoff	52	2018	Chief Executive Officer and Co-founder of Elligo Health Research	• Finance • Industry • Leadership	✔		• Audit (Chair) • Compensation • Nominating and Corporate Governance

Contents
Director Tenure

Director Age

Director Independence

Director Diversity

Additional Board Governance Practices
Elections:	Classified Board	No
	Frequency of Director Elections	Annual
	Voting Standard	Plurality
	Mandatory Retirement Age or Tenure	No
Chair:	Separate Chair of the Board and CEO	Yes
	Independent Chair of the Board	No
Meetings:	Number of Board Meetings Held in 2019	20
	Directors Attending at Least 95% of Board Meetings in 2019	All
	Independent Directors Meet without Management Present	Yes
	Number of Standing Committee Meetings Held in 2019	21
	Members Attending at Least 90% of Committee Meetings in 2019	All
Director Status:	Directors “Overboarded” per ISS or Glass Lewis Voting Guidelines	None
	Material Related-Party Transactions with Directors	None
	Family Relationships with Executive Officers or Other Directors	None
	Shares Pledged by Directors	None

Contents
Approval of Reincorporation from Nevada to Delaware

We are asking stockholders to approve our reincorporation from Nevada to Delaware as we believe it is in the best interests of our company and stockholders. As discussed in more detail below, reincorporation in Delaware is intended to, among other things, provide greater predictability and flexibility with respect to our corporate needs through a more highly developed and predictable body of corporate law, enhance our ability to attract and retain qualified directors and executive officers, and provide access to specialized courts where necessary.

Ratification of Appointment of Independent Auditor for 2020

We are asking stockholders to ratify the audit committee’s appointment of Ernst & Young LLP, an independent registered public accounting firm, as our independent auditor to examine and report on our consolidated financial statements for the fiscal year ending December 31, 2020. As discussed in more detail below, the audit committee has selected Ernst & Young LLP to succeed our former independent registered public accounting firm, BDO USA, LLP.

Advisory Vote on 2019 Executive Compensation

In accordance with rules of the Securities and Exchange Commission or SEC, we are asking stockholders for an advisory vote — known as a “say-on-pay” vote — of the 2019 compensation of our “named executive officers” as set forth in the compensation tables, related narrative discussion and other disclosures under “Executive Compensation” in this Proxy Statement. The following table provides information concerning the compensation paid for 2019 and 2018 to our named executive officers during 2019:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary($)	Bonus($)	Stock Awards($)(1)	All Other Compensation($)	Total($)
John J. Sperzel III(2)	2019	463,846	—	2,175,000	—	2,638,877
Former Chief Executive Officer and President	2018	416,847	89,250	950,000	—	1,456,097
Neil A. Goldman	2019	319,039	23,767	—	4,130	347,026
Executive Vice President and Chief Financial Officer	2018	294,231	50,400	300,000	2,769	647,000
Javan Esfandiari	2019	373,299	27,983	—	8,697	410,009
Executive Vice President and Chief Science and Technology Officer	2018	357,807	72,450	375,000	7,391	791,948
(1)
Reflects the aggregate grant date fair value of any restricted common stock granted determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation. Assumptions used in the calculation of this amount are included in Note 10. Equity Incentive to the Consolidated Financial Statements included in our Annual Report. This amount does not reflect the actual economic value realized by each named executive officer.

(2)
Mr. Sperzel resigned as our Chief Executive Officer and President and one of our directors effective as of January 3, 2020. For additional information, including severance benefits paid to Mr. Sperzel, see “Executive Compensation—Employment Agreements” below.

Contents
Questions and Answers about the Annual Meeting
Q:	Why are we proposing to reincorporate in Delaware?
A:
We believe that reincorporating in Delaware will give us a greater measure of flexibility and certainty in corporate governance than is available under Nevada law. Delaware is recognized for adopting comprehensive, modern, and flexible corporate laws, which are revised periodically to respond to the changing legal and business needs of corporations. Delaware’s specialized business judiciary is composed of experts in corporate law matters, and a substantial body of court decisions has developed construing Delaware corporation law. As a result, Delaware law provides greater clarity and predictability with respect to our corporate legal affairs than is currently the case under Nevada law. For these and other reasons, many major U.S. corporations have incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to the manner outlined in Proposal 2.

Q:	What is entailed by the reincorporation?
A:
We are currently incorporated in Nevada and, as such, governed by Nevada law. As a result of the reincorporation, we will be reincorporated in Delaware and governed by Delaware law. The reincorporation will be effected by a Plan of Conversion that has been adopted by the board of directors. A copy of this plan of domestication is attached as Appendix A.

The reincorporation will not involve any change in our business, directors, officers, management, properties, or corporate headquarters.

Q:	How will the reincorporation affect my rights as a stockholder?
A:
Your rights as a stockholder currently are governed by Nevada law, our Articles of Incorporation, as amended, and our Amended and Restated Bylaws. As a result of the reincorporation, you will remain a stockholder of our company with rights governed by Delaware law and our new certificate of incorporation and bylaws, which differ in various respects from your current rights. These important differences are discussed in this Proxy Statement under “Proposal 2 — Approval of Reincorporation in Delaware — Comparison of Stockholder Rights Before and After the Reincorporation” Forms of our new certificate of incorporation and bylaws after the reincorporation are attached to this Proxy Statement as Appendixes C and D, respectively.

Q:	How will the reincorporation affect my ownership percentage in our company?
A:	Your proportionate ownership interest in our company will not be affected by the reincorporation.

Q:	Are dissenters’ rights available in connection with the reincorporation?
A:	No. Nevada law does not afford stockholders dissenters’ rights in connection with a reincorporation.

Q:	When and where will the Annual Meeting be held?
A:
In light of the public health risks attributable to the COVID-19 pandemic, this year the Annual Meeting of Stockholders of Chembio Diagnostics, Inc., will be held exclusively by webcast, beginning at 10 a.m., Eastern time, on Tuesday, July 28, 2020. In order to attend the Annual Meeting, you must register in advance at viewproxy.com/Chembio/2020 prior to the deadline of 11:59 pm. Eastern time, on July 25, 2020.  Upon completing your registration, you will receive further instructions via email, including your unique link and a password that will allow you to access the Annual Meeting. Please be sure to follow the instructions on your proxy card and subsequent instructions that will be delivered to you via email.

Q:	Who may join the Annual Meeting?
A:
Participation in the Annual Meeting, including voting shares and submitting questions, will be limited to stockholders and proxyholders. To ensure they can participate, stockholders and proxyholders should visit viewproxy.com/Chembio/2020 and register to attend the Annual Meeting prior to the deadline of 11:59 pm. Eastern time, on July 25, 2020. Upon completing your registration, you will receive further instructions via email, including your unique link and a password that will allow you to access the Annual Meeting. Please be sure to follow the instructions on your proxy card and subsequent instructions that will be delivered to you via email. Stockholders and proxyholders that intend to vote at the meeting will need to enter the 11-digit control number included on their Notice of Internet Availability of Proxy Materials or proxy card.

Online check-in to the Annual Meeting webcast will begin at 9:45 a.m., Eastern time. We encourage you to allow ample time to log in to the meeting webcast and test your computer audio system.

Q:	How do I register and attend the Annual Meeting?
A:
You must register in advance to attend the Annual Meeting virtually by visiting viewproxy.com/Chembio/2020 prior to the deadline of 11:59 pm. Eastern time, on July 25, 2020. You will need to enter your name, phone number, mailing address as it appears on your proxy card and email address as part of the registration, following which, you will receive an email confirming your registration, as well as the password to attend the Annual Meeting.

On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the password you received via email in your registration confirmation. If you wish to vote your shares electronically at the Annual Meeting, you will need your 11-digit control number included on their Notice of Internet Availability of Proxy Materials or proxy card.
Q:	What materials have been prepared for stockholders in connection with the Annual Meeting?
A:	We are furnishing you and other stockholders of record with the following proxy materials:
•
our 2020 Annual Report to Stockholders, which we refer to as the 2020 Annual Report and which includes our Annual Report on Form 10‑K for the fiscal year ended December 31, 2019, as amended (including our audited consolidated financial statements for 2018 and 2019);

•
this Proxy Statement for the 2020 Annual Meeting, which we refer to as this Proxy Statement and which also includes a letter from our Chief Executive Officer and President to stockholders and a Notice of 2020 Annual Meeting of Stockholders; and

•	a Notice of Internet Availability of Proxy Materials, which we refer to as the Notice of Internet Availability, which includes a control number for use in submitting proxies.
These materials were first mailed to stockholders, and made available on the Internet, on or about June    , 2020.
If, in accordance with the instructions provided in the Notice of Internet Availability, you request a printed set of proxy materials, you will receive by mail, at no charge, printed copies of the 2020 Annual Report, this Proxy Statement, a proxy card for the Annual Meeting and a pre-addressed envelope to be used to return the completed proxy card. If, in accordance with the instructions provided in the Notice of Internet Availability, you request that a set of proxy materials be emailed to you, you will receive by email, at no charge, electronic copies of the 2020 Annual Report and this Proxy Statement.
Q:	Why was I mailed a Notice of Internet Availability rather than a printed set of proxy materials?
A:
In accordance with rules adopted by the SEC, we are furnishing the proxy materials to stockholders by providing access via the Internet, instead of mailing printed copies. This process expedites the delivery of proxy materials to our stockholders, lowers our costs and reduces the environmental impact of the Annual Meeting. The Notice of Internet Availability tells you how to access and review the proxy materials on the Internet and how to vote on the Internet. It also provides instructions you may follow to request paper or emailed copies of the proxy materials.

Contents
Q:	Are the proxy materials available via the Internet?
A:
You can access and review the proxy materials for the Annual Meeting at www.chembio.com/investors/proxy. In order to submit your proxies, however, you will need to refer to the Notice of Internet Availability sent to you with this Proxy Statement or a proxy card mailed to you upon your request to obtain your control number and other personal information needed to vote by proxy or in person.

Q:	What is a proxy?
A:
The term “proxy,” when used with respect to stockholder, refers to either a person or persons legally authorized to act on the stockholder’s behalf or a format that allows the stockholder to vote without being physically present at the Annual Meeting.

Because it is important that as many stockholders as possible be represented at the Annual Meeting, the board of directors is asking that you review this Proxy Statement carefully and then vote by following the instructions set forth on the Notice of Internet Availability or the proxy card. In voting prior to the Annual Meeting, you will deliver your proxy to the Proxy Committee, which means you will authorize the Proxy Committee to vote your shares at the Annual Meeting in the way you instruct. The Proxy Committee consists of Richard L. Eberly and Neil A. Goldman. All shares represented by valid proxies will be voted in accordance with the stockholder’s specific instructions.
Q:	What matters will the stockholders vote on at the Annual Meeting?

A:	Proposal	Election of the following five director nominees:
		•	Katherine L. Davis	•	Richard L. Eberly	•	Gail S. Page
		•	Mary Lake Polan	•	John G. Potthoff
Proposal	Approval of reincorporation in Delaware
Proposal	Ratification of appointment of our independent auditor for 2020
Proposal	Approval, as an advisory vote, of 2019 executive compensation as disclosed in this Proxy Statement
Q:	Who can vote at the Annual Meeting?
A:
Stockholders of record of common stock at 5 p.m., Eastern time, on June 1, 2020, the record date, will be entitled to vote at the Annual Meeting. As of the record date, there were outstanding a total of                shares of common stock, each of which will be entitled to one vote on each proposal. As a result, up to a total of              votes can be cast on each proposal.

Q:	What is a stockholder of record?
A:	A stockholder of record is a stockholder whose ownership of common stock is reflected directly on the books and records of our transfer agent, Action Stock Transfer Corporation.

Contents
Q:	What does it mean for a broker or other nominee to hold shares in “street name”?
A:
If you beneficially own shares held in an account with a broker, bank or similar organization, that organization is the stockholder of record and is considered to hold those shares in “street name.” An organization that holds your beneficially owned shares in street name will vote in accordance with the instructions you provide. If you do not provide the organization with specific voting instructions with respect to a proposal, the organization’s authority to vote your shares will, under the rules of the Nasdaq Global Market or Nasdaq, depend upon whether the proposal is considered a “routine” or a non-routine matter.

•
The organization generally may vote your beneficially owned shares on routine items for which you have not provided voting instructions to the organization. The only routine matter expected to be voted on at the Annual Meeting is the ratification of the appointment of our independent auditor for 2020 (Proposal 3).

•
The organization generally may not vote on non-routine matters, including Proposals 1, 2 and 4. Instead, it will inform the inspector of election that it does not have the authority to vote on those matters. This is referred to as a “broker non-vote.”

For the purpose of determining a quorum, we will treat as present at the Annual Meeting any proxies that are voted on any of the four proposals to be acted upon by the stockholders, including abstentions or proxies containing broker non-votes.
Q:	How do I vote my shares if I do not attend the Annual Meeting?
A:	If you are a stockholder of record, you may vote prior to the Annual Meeting as follows:
•	Via the Internet:	You may vote via the Internet by going to www.aalvote.com/CEMI in accordance with the voting instructions on the Notice of Internet Availability and the proxy card. Internet voting is available 24 hours a day until 11:59 p.m., Eastern time, on July 27, 2020. You will be given the opportunity to confirm that your instructions have been recorded properly.
•	By Telephone:	You may vote by calling +1.866.804.9616 and following the instructions provided on the telephone line. Telephone voting is available 24 hours a day until 11:59 p.m., Eastern time, on July 27, 2020. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been recorded properly.
•	By Mail:	If you obtain a proxy card by mail, you may vote by returning the completed and signed proxy card in a postage-paid return envelope that will be provided with the proxy card.
If you hold shares in street name, you may vote by following the voting instructions provided by your bank, broker or other nominee. In general, you may vote prior to the Annual Meeting as follows:
•	Via the Internet:	You may vote via the Internet by going to www.aalvote.com/CEMI in accordance with the voting instructions on the Notice of Internet Availability and the proxy card. Internet voting is available 24 hours a day until 11:59 p.m., Eastern time, on July 27, 2020. You will be given the opportunity to confirm that your instructions have been recorded properly.
•	By Telephone:	You may vote by calling +1.866.804.9616 and following the instructions provided on the telephone line. Telephone voting is available 24 hours a day until 11:59 p.m., Eastern time, on July 27, 2020. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been recorded properly.
For your information, voting via the Internet is the least expensive for us, followed by telephone voting, with voting by mail being the most expensive.
Q:	Can I vote at the Annual Meeting?
A:
If you are a stockholder of record, you may vote in person at the Annual Meeting, whether or not you previously voted. If your shares are held in street name, you must obtain a written proxy, executed in your favor, from the stockholder of record to be able to vote at the Annual Meeting.

In order to attend the Annual Meeting, you must register in advance at viewproxy.com/Chembio/2020 prior to the deadline of 11:59 pm. Eastern time, on July 25, 2020. Upon completing your registration, you will receive further instructions via email, including your unique link and a password that will allow you to access the Annual Meeting and submit questions. Please be sure to follow the instructions on your proxy card and subsequent instructions that will be delivered to you via email. In order to vote at the Annual Meeting, be sure to have your 11-digit control number included on their Notice of Internet Availability of Proxy Materials or proxy card.

Contents
Q:	Can I ask questions at the Annual Meeting?
A:
You may submit questions via the Internet during the Annual Meeting by participating in the webcast. In order to participate in the webcast, you will need to register at viewproxy.com/Chembio/2020 prior to 11:59 p.m. Eastern time on July 25, 2020 and follow the instructions delivered to you via email, including accessing the Annual Meeting through your unique link and a password that will allow you to access the Annual Meeting and submit questions. We will answer any timely submitted questions on a matter to be voted on at the Annual Meeting before voting is closed on the matter. Following adjournment of the formal business of the Annual Meeting, we will address appropriate general questions from stockholders regarding our company in the order in which the questions are received. Questions relating to the stockholder proposals or our company may be submitted in the field provided in the web portal at or before the time the questions are to be discussed. All questions received during the Annual Meeting will be presented as submitted, uncensored and unedited, except that we may omit certain personal details for data protection issues and we may edit profanity or other inappropriate language. If we receive substantially similar questions, we will group those questions together and provide a single response to avoid repetition. Additional information regarding the submission of questions during the Annual Meeting can be found in our 2020 Rules of Conduct and Procedure, available at viewproxy.com/Chembio/2020.

Q:	Why is the Annual Meeting being conducted as a virtual meeting?
A:
The board of directors considers the appropriate format of our annual meeting of stockholders on an annual basis. This year the board chose a virtual meeting format for the Annual Meeting in an effort to facilitate safe stockholder attendance and participation in light of the COVID-19 (Coronavirus) outbreak by enabling stockholders to participate fully, and equally, from any location around the world, at no cost. The virtual meeting format will allow our stockholders to engage with us at the Annual Meeting from any geographic location, using any convenient internet-connected devices, including smart phones and tablet, laptop or desktop computers.

The virtual format allows stockholders to submit questions during the meeting. We are utilizing technology from Alliance Advisors LLC, or Alliance, the leading virtual meeting solution. The Alliance platform is expected to accommodate most, if not all, stockholders. Both we and Alliance will test the platform technology before going “live” for the Annual Meeting.
Q:	If I am unable to participate in the live audio webcast of the Annual Meeting, may I listen at a later date?
A:
An audio replay of the Annual Meeting will be posted and publicly available at chembio.com/investors/investor-relations/ following the Annual Meeting and will remain publicly available until our next annual meeting of stockholders in 2021. This audio replay will cover the entire Annual Meeting, including each stockholder question addressed during the Annual Meeting.

Q:	May I change my vote or revoke my proxy?
A:	If you are a stockholder of record and previously delivered a proxy, you may subsequently change or revoke your proxy at any time before it is exercised by:
•	voting via the Internet or telephone at a later time;
•	submitting a completed and signed proxy card with a later date; or
•	voting at the Annual Meeting.
If you are a beneficial owner of shares held in street name, you should contact your bank, broker or other nominee for instructions as to whether, and how, you can change or revoke your proxy.

Contents
Q:	What happens if I do not give specific voting instructions?
A:
If you are a stockholder of record and you return a proxy card without giving specific voting instructions, the Proxy Committee will vote your shares in the manner recommended by the board of directors on all four proposals presented in this Proxy Statement and as the Proxy Committee may determine in its discretion on any other matters properly presented for a vote at the Annual Meeting.

If you are a beneficial owner of shares held in street name and do not provide specific voting instructions to the broker, bank or other organization that is the stockholder of record of your shares, the organization generally may vote on routine, but not non-routine, matters. The only routine matter expected to be voted on at the Annual Meeting is the ratification of the appointment of our independent auditor for 2020 (Proposal 3). If the organization does not receive instructions from you on how to vote your shares on one or more of Proposals 1, 2 and 4, your shares will be subject to a broker non-vote and no vote will be cast on those matters. See “Q. What does it mean for a broker or other nominee to hold shares in ‘street name’?” above.”
Q:	What if other matters are presented at the Annual Meeting?
A:
If a stockholder of record provides a proxy by voting in any manner described in this Proxy Statement, the Proxy Committee will have the discretion to vote on any matters, other than the four proposals presented in this Proxy Statement, that are properly presented for consideration at the Annual Meeting. We do not know of any other matters to be presented for consideration at the Annual Meeting.

Contents
Vote Required for Election or Approval
Our only voting securities are the outstanding shares of common stock. As of the record date, which is 5 p.m., Eastern time, on June 1, 2020, there were outstanding                shares of common stock, each of which will be entitled to one vote on each proposal. Based on the number of votes for each share common stock, up to a total of                   votes can be cast on each proposal.
Only stockholders of record as of the record date will be entitled to notice of, and to vote at, the Annual Meeting. A majority of the issued and outstanding shares of common stock entitled to vote, represented either in person or by proxy, constitutes a quorum at the Annual Meeting. For the purpose of determining a quorum, we will treat as present at the Annual Meeting any proxies that are voted on any matter to be acted upon by the stockholders, as well as abstentions or any proxies containing broker non-votes.
Election of Directors

The affirmative vote of a plurality of votes cast by shares entitled to vote and present in person or represented by proxy at the Annual Meeting at which a quorum is present is required to elect each director. Votes to “abstain” will not be counted for the purpose of determining whether a director is elected. Similarly, broker non‑votes will not have any effect on the outcome of the election of directors, since broker non-votes are not counted as “votes cast.”

Approval of Reincorporation from Nevada to Delaware

Our reincorporation from Nevada to Delaware must be affirmatively approved by a majority of the votes entitled to be cast and present in person or represented by proxy at the Annual Meeting. Abstentions will count as votes against this proposal because shares with respect to which a stockholder abstains will be deemed present and entitled to vote. Broker non-votes will have no effect on the outcome of this proposal because broker non-votes are not counted as “votes cast.”

Ratification of Appointment of Independent Auditor for 2020

The ratification of Ernst & Young LLP as our independent auditor for the year ending December 31, 2020 must be approved by affirmative votes constituting a majority of the votes entitled to be voted and present in person or represented by proxy at the Annual Meeting. Abstentions will count as votes against this proposal, because shares with respect to which the stockholder abstains will be deemed present and entitled to vote. Because this proposal is considered a routine matter, discretionary votes by brokers will be counted.

Approval of 2019 Executive Compensation on an Advisory Basis

The advisory “say-on-pay” vote to approve our 2019 executive compensation must be approved by affirmative votes constituting a majority of the votes entitled to be cast and present in person or represented by proxy at the Annual Meeting. Abstentions will count as votes against this proposal, because shares with respect to which the stockholder abstains will be deemed present and entitled to vote. Broker non-votes will have no effect on the outcome of this proposal, because broker non-votes are not counted as “votes cast.”

Contents
Proposal	— Election of Directors
At the Annual Meeting, stockholders will elect the entire board of directors to serve for the ensuing year and until their successors are elected and qualified. The board has designated as nominees for election the five persons named below, each of whom currently serves as a director.
Shares of common stock that are voted as recommended by the board will be voted in favor of the election as directors of the nominees named below. If any nominee becomes unavailable for any reason or if a vacancy should occur before the election, which we do not anticipate, the shares represented by a duly completed proxy may be voted in favor of such other person as may be determined by the Proxy Committee.
Director Qualifications
The board of directors has determined that, as a whole, it must have the right mix of characteristics, skills and diversity to provide effective oversight of our company. In selecting directors, the board seeks to achieve a mix of directors that enhances the diversity of background, skills and experience on the board, including with respect to age, gender, international background, ethnicity and specialized experience. Directors should have relevant expertise and experience and be able to offer advice and guidance to our chief executive officer based on that expertise and experience. Also, a majority of directors should be independent under applicable Nasdaq listing standards, board and committee guidelines, and applicable laws and regulations. Each director is also expected to have:
•	a high standard of personal and professional ethics, integrity and values;
•	the training, experience and ability to make and oversee policy in business, government and education sectors;
•	the willingness and ability to keep an open mind when considering matters affecting our interests and the interests of its constituents;
•	the willingness and ability to devote the required time and effort to effectively fulfill the duties and responsibilities related to board and committee membership;
•	the willingness and ability to serve on the board for multiple terms, if nominated and elected, to enable development of a deeper understanding of our business affairs;
•	the willingness not to engage in activities or interests that may create a conflict of interest with a director’s responsibilities and duties to us and our constituents; and
•	the willingness to act in the best interests of our company and our constituents, and objectively assess board, committee and management performance.
Identifying and Evaluating Nominees for Directors
When the board of directors or its nominating and corporate governance committee identifies a need to add a new director with specific qualifications or to fill a vacancy on the board, the chair of the nominating and corporate governance committee will initiate a search, seeking input from other directors and senior management, review any candidates that the nominating and corporate governance committee has previously identified, and, if necessary, hire a search firm. The nominating and corporate governance committee then will identify the initial list of candidates who satisfy the specific criteria and otherwise qualify for membership on the board. Based on a satisfactory outcome of those interviews, the nominating and corporate governance committee will make its recommendation on the candidate to the board.

Contents
Information Concerning Nominees for Election as Directors
The information appearing in the following table sets forth, for each nominee for election as a director:
•	the nominee’s professional experience for at least the past five years;
•	the year in which the nominee first became one of our directors;
•	each standing committee of the board of directors on which the nominee currently serves;
•	the nominee’s age as of the record date for the Annual Meeting;
•	the relevant skills the nominee possesses that qualify him or her for nomination to the board; and
•	directorships held by each nominee presently and at any time during the past five years at any public company or registered investment company.

Contents
Katherine L. Davis
Chembio Board Service: • Tenure: 13 years • Committees: ○ Audit ○ Compensation ○ Nominating and Corporate Governance (Chair) Age: 63
INDEPENDENT
Professional Experience
•	Director since 2007, and was Chair of the Board from March 2014 until April 2020
•	Owner of Davis Design Group LLC, a provider of analytical and visual tools for public policy design, since 2007
•	Chief Executive Officer of Global Access Point, a start-up company with products for data transport, data processing, and data storage network and hub facilities, from 2005 to 2006
•	Lieutenant Governor of the State of Indiana from 2003 to 2005
•	Controller of the City of Indianapolis from 2000 to 2003
•	Financial Advisor to the Mayor of Indianapolis since January 2016
Richard L. Eberly
Chembio Board Service: • Tenure: Since May 2020 Age: 59

Professional Experience
•	Chief Executive Office and President since March 16, 2020 and a director since May 2, 2020
•	Managing Director at Solid Rock Principled Capital of Solid Rock Principled Capital LLC, a private equity firm focused on biomedical companies, from March 2018 to March 2020
•	Executive Vice President and President, Chief Commercial Officer at Meridian Bioscience, Inc. from July 2016 to February 2018
•	President of Meridian Life Science from October 2012 to July 2016
•	Chief Commercial Officer of Meridian Life Science from February 2011 to February 2018
•
Executive Vice President from 2005 to 2011, Executive Vice President, General Manager from 2003 to 2005, Executive Vice President from 2000 to 2003 and Vice President of Sales and Marketing from 1997 to 2000, all at Meridian Life Science

•	Prior to his appointment to Vice President of Sales and Marketing, he served as Director of Sales for Meridian
•	Before joining Meridian, Mr. Eberly held sales and marketing positions at Abbott Diagnostics, Division of Abbott Laboratories

Education
•	Masters in Business Administration degree from Harvard Business School
•	Bachelor of Science degree in mechanical engineering from the Massachusetts Institute of Technology
Education
•	Masters in Business Administration degree from Xavier University
•	Bachelor of Science degree in Biochemistry from Juniata College

Relevant Skills
•	Leadership
•	Governance
•	Policy / Government
Relevant Skills
•	Industry
•	Leadership
•	Innovation

Contents
Gail S. Page
Chembio Board Service • Tenure: 3 years • Executive Chair of the Board Age: 64

Professional Experience
•	Executive Chair of the Board since April 2020, and director since July 2017
•	Interim Chief Executive Officer from January 2020 to March 2020 and then provider of transitional services from March 2020 to April 2020
•	Venture Partner at Turret Capital Management, L.P., an international healthcare-focused investment management fund, since September 2018
•	Managing Partner and founder of Vineyard Investment Advisors, LLC, a firm assisting with new product and services development, from 2014 to November 2018
•	Co-founder and director of Consortia Health Holdings LLC, a rehabilitation services provider focused on pelvic disorders, from 2013 to June 2018
•	President, Chief Executive Officer and director of Vermillion, Inc., a developer and manufacturer of novel diagnostic blood tests, from 2006 to 2012
•	Executive Vice President and Chief Operating Officer of Luminex Corporation, a developer of testing solutions for life science applications, from 2000 to 2003
•	Senior Vice President of Roche Biomedical Laboratories, Inc. / Laboratory Corporation of America, a healthcare diagnostic company, from 1988 to 2000
Mary Lake Polan
Chembio Board Service: • Tenure: 1 year and 10 months • Committees: ○ Audit ○ Compensation (Chair) ○ Nominating and Corporate Governance Age: 76
INDEPENDENT
Professional Experience
•	Director since August 2018
•	Clinical Professor in the Department of Clinical Obstetrics, Gynecology and Reproductive Sciences at Yale University School of Medicine since 2014
•	Adjunct Professor in Obstetrics and Gynecology department at Columbia University School of Medicine from 2007 to 2014, and a Visiting Professor in the same department from 2005 to 2007
•	Chair of Department of Obstetrics and Gynecology at Stanford University School of Medicine from 1990 to 2005
•	Chair of Scientific Advisory Board in Women’s Health for the Procter and Gamble Company since 1997
•	Managing Director of Golden Seeds, an angel investing group investing in women-led companies, since 2007
•	Author of more than 130 books, articles and chapters in her areas of research

Education
•	Bachelor of Science degree in Medical Technology from the University of Florida
•	Completed executive management program at the Kellogg School in Chicago

Education
•	Master of Public Health (Maternal and Child Health Program) degree from the University of California, Berkeley
•	Medical Doctor degree from Yale University School of Medicine
•	Doctor of Philosophy degree in Molecular Biophysics and Biochemistry from Yale University School of Medicine
•	Bachelor of Arts degree from Connecticut College

Relevant Skills
•	Industry
•	Leadership
•	Finance
Relevant Skills
•	Industry
•	Leadership
•	Governance
Other Public Company Board Service
•	Motif Bio plc (AIM/NASDAQ:MTFB), a clinical-stage biopharmaceutical company specializing in developing novel antibiotics, since 2004
•	Quidel Corporation (NASDAQ:QDEL), a developer of point-of-care diagnostic solutions, since 1993

Contents
John G. Potthoff
Chembio Board Service • Tenure: 2 years • Committees: ○ Audit (Chair) ○ Compensation ○ Nominating and Corporate Governance Age: 52
INDEPENDENT
Professional Experience
•	Director since May 2018
•	Chief Executive Officer, co-founder and director of Elligo Health Research, a clinical research company, since March 2016
•
President and Chief Executive Officer of Theorem Clinical Research Inc., a global contract research organization providing comprehensive clinical services, from 2011 until its acquisition by Chiltern International in September 2015

•	Chief Operating Officer of INC Research Holdings, Inc. from its acquisition of Tanistry, Inc. in 2001 until its acquisition by private equity investors in 2010
•	Chief Executive Officer and founder of Tanistry, Inc., a contract research organization focused on the central nervous system, from 2000 to 2001

Education
•	Doctor of Philosophy degree in Psychology from the University of Texas-Austin
•	Master of Arts degree in Psychology from the University of Texas-Austin
•	Bachelor of Arts degree in Psychology from the University of Texas-Austin

Relevant Skills
•	Finance
•	Industry
•	Leadership

Accordingly,

The board of directors recommends a vote
FOR
each of the five nominees for election as directors.

Contents
Proposal	— Approval of Reincorporation in Delaware
Background
The board of directors has unanimously approved and recommends to our stockholders this proposal to change our state of incorporation from the State of Nevada to the State of Delaware, which we refer to as the Reincorporation. Subject to stockholder approval, the Reincorporation will be effected pursuant to a plan of conversion, which we refer to as the Plan of Conversion and a copy of which is included as Appendix A to this Proxy Statement. In accordance with Chapter 78 of Nevada Revised Statutes, or the NRS, and the Delaware General Corporation Law, or the DGCL, the Plan of Conversion includes a certificate of conversion, which we refer to as the Delaware Certificate of Conversion and a copy of which is included as Appendix B to this Proxy Statement, and a certificate of incorporation, which we refer to as the Delaware Charter, which will govern the resulting Delaware corporation and a copy of which is included as Appendix C to this Proxy Statement. Accordingly, approval of this proposal approving the Reincorporation pursuant to the Plan of Conversion will also constitute approval and adoption of the Delaware Certificate of Conversion and the Delaware Charter and will authorize, pursuant to the Delaware Charter, the adoption of bylaws, which we refer to as the Delaware Bylaws and a copy of which is included as Appendix D to this Proxy Statement, in accordance with DGCL requirements.
The principal effects of the Reincorporation, if approved by our stockholders and effected, will be that:
•	The affairs of our company will cease to be governed by the NRS and will become subject to the DGCL.
•
The resulting Delaware corporation, which we refer to as CEMI‑Delaware, will be the same entity as the corporation currently incorporated in Nevada, which we refer to as CEMI‑Nevada, and will continue with all of the rights, privileges and powers of CEMI‑Nevada. CEMI‑Delaware will have the same name, will possess all of the properties of CEMI‑Nevada, will continue with all of the debts, liabilities and obligations of CEMI‑Nevada, and will continue with the same officers and directors of CEMI‑Nevada immediately prior to the Reincorporation, as more fully described below.

•
Upon effectiveness of the Reincorporation, each issued and outstanding share of common stock of CEMI‑Nevada will be automatically converted into one issued and outstanding share of common stock of CEMI‑Delaware, without any further action on the part of our company or our stockholders. We will continue to file periodic reports and other documents with the SEC. The Reincorporation will not change the respective positions of our company or stockholders under federal securities laws. If shares of common stock of CEMI‑Nevada are freely tradable prior to the Reincorporation, the shares of common stock of CEMI-Delaware received upon conversion will also be freely tradable after the Reincorporation. Similarly, shares of common stock of CEMI‑Delaware received upon conversion in the Reincorporation will be subject to the same transfer restrictions applicable prior to the Reincorporation with respect to the shares of common stock of CEMI‑Nevada that converted into those shares of CEMI‑Delaware. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act of 1933, stockholders will be deemed to have acquired the shares of CEMI‑Delaware common stock on the date they acquired the shares of CEMI‑Nevada common stock that converted into the shares of CEMI‑Delaware.

•	Our common stock will continue to be quoted on the Nasdaq Capital Market under the symbol “CEMI” following the Reincorporation.
•
Upon effectiveness of the Reincorporation, all of our employee benefit and incentive plans will become CEMI‑Delaware plans, and each option, equity award or other right issued under such plans will automatically be converted into an option, equity award or right to purchase or receive the same number of shares of CEMI‑Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation. In addition, our employment agreements and other employee benefit arrangements also will be continued by CEMI‑Delaware upon the terms and subject to the conditions in effect at the time of the Reincorporation.

Contents
Plan of Conversion
To accomplish the Reincorporation, the board of directors has adopted the Plan of Conversion, which provides that we will convert into a Delaware corporation and thereafter will be subject to all of the provisions of the DGCL. As required by The NRS and the DGCL, the Plan of Conversion includes the Delaware Certificate of Conversion, the Delaware Charter and the Delaware Bylaws.
Assuming that holders of a majority of outstanding shares of common stock vote in favor of Proposal 2 and the board does not elect to delay or terminate the Reincorporation, we will cause the Reincorporation to be effected at such time as we determine by filing with (1) the Delaware Secretary of State the Certificate of Conversion and the Delaware Charter, which will govern CEMI‑Delaware, and by filing with the Nevada Secretary of State articles of conversion, which we refer to as the Nevada Articles of Conversion and a copy of which is included as Appendix E to this Proxy Statement.
Approval of Proposal 2 by our stockholders will constitute approval of the Plan of Conversion, the Nevada Articles of Conversion, the Delaware Certificate of Conversion and the Delaware Charter and authorization to adopt the Delaware Bylaws for CEMI‑Delaware.
If stockholders approve Proposal 2 and the board does not elect to delay or terminate the Reincorporation, the Reincorporation would become effective upon the filing (and acceptance thereof by the Nevada Secretary of State) of the Nevada Articles of Conversion and the filing (and acceptance thereof by the Delaware Secretary of State) of, the Delaware Certificate of Conversion and the Delaware Charter, or at such later date and time specified therein, which date will not be more than 90 days after the date on which we file the Nevada Articles of Conversion with the Nevada Secretary of State.
Why We are Proposing to Reincorporate
The board of directors has approved the Reincorporation because the DGCL is more comprehensive, widely used and extensively interpreted than the corporate laws of other states, including the NRS. The State of Delaware is recognized for adopting comprehensive, modern and flexible corporate laws, which are amended periodically to respond to the changing legal and business needs of corporations. As a result of the flexibility and responsiveness of the DGCL to the legal and business needs of corporations, many major corporations are incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to the Reincorporation that we are proposing.
Delaware has also established a specialized court, the Court of Chancery, that has exclusive jurisdiction over matters relating to the DGCL. The Delaware judiciary has become particularly familiar with corporate law matters, and a substantial body of court decisions has developed construing the DGCL, thus providing greater clarity and predictability with respect to a company’s corporate legal and governance affairs. While Nevada has a business court designed to minimize the time and costs associated with commercial litigation. Nevada’s body of case law, is not as extensive as that of Delaware. We believe Delaware’s more developed body of case law will assist the board and management in making corporate decisions and taking corporate actions with greater assurance as to the validity and consequences of those decisions and actions. For these and other reasons, we believe that reincorporating in Delaware will directly benefit our stockholders.
The board is not proposing the Reincorporation to prevent a change in control of our company, nor is it aware of any present attempt by any person to acquire control of our company or to obtain representation on the board.

Contents
Why You Should Vote for Reincorporation
For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, modern and flexible corporate laws that are revised regularly to meet the changing legal and business needs of corporations organized in Delaware. To take advantage of the flexible and responsive DGCL, many corporations initially choose Delaware for their domicile or subsequently reincorporate there in a manner similar to that proposed by the Reincorporation. The Reincorporation will enable our company and our stockholders to take advantage of the following benefits of incorporation in Delaware:
•	the Delaware General Assembly, which each year considers and adopts statutory amendments that are designed to meet changing business needs;
•	the DGCL, which is generally acknowledged to be the most advanced and flexible corporate statute in the country;
•	a well-established body of case law construing the DGCL, which has been developed over the last century, will provide a greater measure of predictability than exists in any other jurisdiction;
•
the Delaware Court of Chancery, which brings to its handling of complex corporate issues a level of experience, a speed of decision, and a degree of sophistication and understanding unmatched by any other court in the country, as well as the highly regarded Delaware Supreme Court;

•	the responsiveness and efficiency of the Division of Corporations of the Delaware Secretary of State; and
•
the certainty afforded by the well-established principles of corporate governance under Delaware law, which will, among other benefits, assist our company in continuing to attract and retain outstanding directors and officers.

The Reincorporation also may make it easier to attract future candidates willing to serve on the board of directors because many such candidates are already familiar with Delaware law, including provisions of the DGCL relating to fiduciary duties and director indemnification, from their past business experience.
In addition, underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for corporations having the greater flexibility afforded by Delaware law. Certain investment funds, sophisticated investors and brokerage firms may be more comfortable and more willing to invest in a Delaware corporation than in a corporation incorporated in another U.S. jurisdiction whose corporate laws may be less understood or perceived to be unresponsive to stockholder rights.
Effects of Reincorporation
Aside from being governed by the Delaware Charter, the Delaware Bylaws and the DGCL, for all other purposes, CEMI‑Delaware will be the same entity as CEMI‑Nevada immediately prior to the Reincorporation. By virtue of the Reincorporation, all of the rights, privileges and powers of CEMI‑Nevada, all property owned by CEMI‑Nevada, all debts due to CEMI‑Nevada and all other causes of action belonging to CEMI‑Nevada immediately prior to the Reincorporation will remain vested in CEMI‑Delaware following the Reincorporation. In addition, by virtue of the Reincorporation, all debts, liabilities and duties of CEMI‑Nevada immediately prior to the Reincorporation will remain attached to CEMI‑Delaware following the Reincorporation. We will remain as the same entity following the Reincorporation, and the Reincorporation will not result in any change in our business, management or operations or the location of our principal executive offices.
Upon effectiveness of the Reincorporation, all of our issued and outstanding shares of common stock automatically will be converted into issued and outstanding shares of common stock of CEMI‑Delaware, without any action on the part of our stockholders. The Reincorporation will have no effect on the transferability of our shares or the trading of our shares of common stock on the Nasdaq Stock Market under the trading symbol “CEMI.” We will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the SEC. The Reincorporation will not change the respective positions of our company or stockholders under federal securities laws. If shares of common stock of CEMI‑Nevada are freely tradable prior to the Reincorporation, the shares of common stock of CEMI-Delaware received upon conversion will also be freely tradable after the Reincorporation. Similarly, shares of common stock of CEMI‑Delaware received upon conversion in the Reincorporation will be subject to the same transfer restrictions applicable prior to the Reincorporation with respect to the shares of common stock of CEMI‑Nevada that converted into those shares of CEMI‑Delaware.

Contents
Upon effectiveness of the Reincorporation, our directors and officers will become the directors and officers of CEMI‑Delaware, our employee benefit and incentive plans will become CEMI‑Delaware plans, and each option, equity award or other right issued under such plans automatically will be converted into an option, equity award, or right to purchase or receive the same number of shares of CEMI‑Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation. Our employee benefit arrangements also will be continued by us upon the terms and subject to the conditions in effect at the time of the Reincorporation.
We believe that the Reincorporation will not affect any of our material contracts with any third parties, and that our rights and obligations under those material contractual arrangements will continue as our rights and obligations after the Reincorporation.
Our stockholders will not be required to exchange their stock certificates for new stock certificates. Following the effective time of the Reincorporation, any stock certificates submitted to our transfer agent for transfer will automatically be exchanged for stock certificates of CEMI‑Delaware. Our stockholders should not destroy any stock certificates and should not submit any certificates to us or our transfer agent unless and until requested to do so.
The Reincorporation will have no effect on the number of shares of common stock and preferred stock that we are authorized to issue. Under our current articles of incorporation, or the Nevada Charter, we are authorized to issue up to 100,000,000 shares of common stock and up to 10,000,000 shares of preferred stock. Similarly, as a Delaware corporation and under the Delaware Charter after the Reincorporation, we will be authorized to issue up to 100,000,000 shares of common stock and up to 10,000,000 shares of preferred stock.
Blank Check Preferred Stock
The Nevada Charter and the Delaware Charter both authorize the board of directors to issue shares of preferred stock in series with such preferences as designated at the time of issuance. Opportunities may arise that require prompt action, and the board believes that the delay necessary for stockholder approval of a specific issuance would be a detriment to our company and our stockholders. The board does not currently intend to seek stockholder approval prior to any issuance of a new class or series of preferred stock whether or not the Reincorporation is approved, except as required by law or regulation. Should the board determine to issue a new class or series of preferred stock, it will only do so upon terms that the board deems to be in the best interests of our company and our stockholders.
The voting rights and other rights to be accorded to any unissued series of preferred stock of our company remain to be fixed by the board. If the board so authorizes, subject to the rights of the holders of a new series of preferred stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions, might be given a disproportionately large number of votes or might be given preferences in dividend payment, liquidation or other rights. Such new series of preferred stock also could be convertible into a large number of shares of common stock under certain circumstances or have other terms that might make acquisition of a controlling interest in our company more difficult or more costly, including the right to elect additional directors to the board. Potentially, a new series of stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of our company. In addition, a new series of stock could be privately placed with purchasers who might side with our management opposing a hostile tender offer or other attempt to obtain control of our company.
Accounting Treatment
We expect that the Reincorporation will have no effect from an accounting perspective because there is no change in the entity as a result of the Reincorporation. As such, our financial statements previously filed with the SEC will remain our financial statements following the Reincorporation.

Contents
Effect of Vote for Reincorporation
A vote in favor of the Reincorporation is a vote in favor of the Plan of Conversion, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, the Delaware Charter and the Delaware Bylaws. If stockholders approve Proposal 2 and we file the Nevada Articles of Conversion with the Nevada Secretary of State and the Delaware Certificate of Conversion and Delaware Charter with the Delaware Secretary of State, and such filings become effective, our company will become subject to Delaware law, the Delaware Charter and the Delaware Bylaws.
Effect of Not Obtaining Required Vote for Approval
If we fail to obtain the requisite vote of our stockholders for approval of Proposal 2, the Reincorporation will not be consummated and we will continue to be incorporated under the laws of the State of Nevada and governed by the NRS, the Nevada Charter, and our existing bylaws, which we refer to as the Nevada Bylaws.
Dissenters’ Rights
Pursuant to the NRS, because the CEMI‑Nevada common stock is traded on the Nasdaq Stock Market, no right of dissent exists in favor of stockholders with respect to the proposed Reincorporation.
Amendments, Termination and Abandonment of Plan of Conversion
The Plan of Conversion may be amended by the board of directors prior to effecting the Reincorporation, provided the Board determines that such amendment would be in the best interests of CEMI‑Nevada and our stockholders and provided further, if stockholder approval has been obtained, the amendment does not alter or change any of the terms and conditions of the Plan of Conversion in a manner that adversely affects our stockholders.
The Reincorporation may be delayed by the board, or the Plan of Conversion may be terminated and abandoned by action of the board, at any time prior to the effective time of the Reincorporation, whether before or after approval by our stockholders, if the board determines for any reason that such delay or termination would be in the best interests of CEMI‑Nevada and our stockholders.
Material U.S. Federal Income Tax Consequence of the Reincorporation to U.S. Holders
The following is a summary of the material U.S. federal income tax consequences to U.S. holders (as defined below) of the Reincorporation. The discussion is based on the Internal Revenue Code of 1986 or the Code, regulations promulgated under the Code by the U.S. Treasury Department (including proposed and temporary regulations), rulings, current administrative interpretations and official pronouncements of the U.S. Internal Revenue Service or IRS, and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. Such change could materially and adversely affect the tax consequences described below. This summary does not discuss all aspects of U.S. federal income taxation that may be important to particular stockholders in light of their individual investment circumstances. For example, it does not consider the effect of any applicable state, local or non-U.S. tax laws, or any non-income tax laws (such as estate and gift tax laws). In addition, it does not address all aspects of U.S. federal income taxation that may affect particular holders in light of their particular investment or tax circumstances, including, without limitation, holders subject to special tax rules, such as partnerships, subchapter S corporations or other entities that are fiscally transparent for U.S. federal income tax purposes, banks, financial institutions, tax-exempt entities, insurance companies, regulated investment companies, real estate investment trusts, trusts and estates, dealers in stocks, securities or currencies, traders in securities that have elected to use the mark-to-market method of accounting for their securities, persons holding our common stock as part of an integrated transaction, including a “straddle,” “hedge,” “constructive sale” or “conversion transaction,” persons whose functional currency for tax purposes is not the U.S. dollar, persons who acquired our common stock pursuant to the exercise of stock options or otherwise as compensation, persons whose common stock constitutes qualified business stock with the meaning of Section 1202 of the Code, and persons who are not “U.S. holders” as defined below. This summary also does not consider any alternative minimum or Medicare “net investment income” tax considerations. Furthermore, this discussion does not address the tax consequences of transactions occurring prior to or after the Reincorporation (whether or not such transactions are in connection with the Reincorporation). This summary only applies to persons who hold CEMI-Nevada common stock and will hold CEMI‑Delaware common stock as capital assets (generally, property held for investment) under the Code. Stockholders are urged to consult their tax advisors regarding the U.S. federal, state, local and non-U.S. income and other tax considerations of the Reincorporation.

Contents
For purposes of this summary, a “U.S. holder” is a beneficial owner of CEMI-Nevada common stock who is, for U.S. federal income tax purposes (1) an individual who is a citizen or resident of the United States, (2) a corporation created in, or organized under the laws of, the United States or any state or political subdivision thereof or the District of Columbia, (3) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source, or (4) a trust (A) the administration of which is subject to the primary supervision of a U.S. court and which has one or more U.S. persons who have the authority to control all substantial decisions of the trust or (B) that otherwise elected to be treated as a U.S. person under applicable U.S. Treasury Department regulations.
We believe the Reincorporation should constitute a tax-free “reorganization” within the meaning of Section 368(a) of the Code. Assuming that the Reincorporation will be treated for U.S. federal income tax purposes as a reorganization, (1) holders of common stock will not recognize any gain or loss as a result of the consummation of the Reincorporation, (2) the aggregate tax basis of shares of a U.S. holder’s CEMI‑Delaware common stock received in the Reincorporation will be equal to the aggregate tax basis of the shares of CEMI-Nevada common stock that were converted into such shares of CEMI-Delaware common stock and (3) the holding period of the shares of CEMI‑Delaware’s common stock received in the Reincorporation will include the holding period of the shares of CEMI-Nevada common stock that were converted into such shares of CEMI-Delaware common stock.
No ruling will be sought from the IRS with respect to the U.S. federal income tax consequences of the Reincorporation, and no assurance can be given that the U.S. federal income tax consequences described above will not be challenged by the IRS or, if challenged, will be upheld by a court. Accordingly, U.S. holders are urged to consult their tax advisors regarding the tax consequences of the Reincorporation.
EACH STOCKHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR TO DETERMINE THE PARTICULAR FEDERAL TAX CONSEQUENCES OF THE REINCORPORATION TO SUCH STOCKHOLDER, AS WELL AS THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER LAWS.
Comparison of Stockholder Rights Before and After the Reincorporation
Although the Delaware Charter and Delaware Bylaws, on the one hand, and the Nevada Charter and Nevada Bylaws, on the other hand, have many similar provisions, the Delaware Charter and Delaware Bylaws also include certain provisions that are different from the provisions in the Nevada Charter and Nevada Bylaws. Because of these differences, as well as differences between the NRS and the DGCL, the Reincorporation will effect certain changes in the rights of our stockholders. Summarized below are the material differences between the NRS and the DGCL and between the charter and bylaws of CEMI‑Nevada and CEMI‑Delaware. The summary below does not purport to be a complete statement of the respective rights of holders of common stock before and after the Reincorporation, and is qualified in its entirety by reference to the NRS and the DGCL, to the Nevada Charter and the Nevada Bylaws, and to the Delaware Charter and the Delaware Bylaws.

Contents
Provision	Nevada	Delaware
Amending Charters
The NRS requires the adoption of a resolution by a corporation’s board of directors followed by the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote to approve any amendment to the articles of incorporation.
If a proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by, in addition to the affirmative vote otherwise required, the vote of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment. NRS 78.390.
The Nevada Charter is consistent with the NRS.

The DGCL requires the adoption of a resolution by a corporation’s board of directors followed by the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote to approve any amendment to the certificate of incorporation, unless a greater percentage vote is required by the certificate of incorporation. Where a separate vote by class or series is required, the affirmative vote of a majority of the shares of such class or series is required unless the certificate of incorporation requires a greater percentage vote.
Further, the DGCL states that if an amendment would (a) increase or decrease the aggregate number of authorized shares of a class, (b) increase or decrease the par value of shares of a class, or (c) alter or change the powers, preferences or special rights of a particular class or series of stock so as to affect them adversely, the class or series so affected shall be given the power to vote as a class notwithstanding the absence of any specifically enumerated power in the certificate of incorporation. DGCL §242.
The Delaware Charter is consistent with the DGCL.

Contents
Provision	Nevada	Delaware
Amending Bylaws
The NRS provides that, unless otherwise prohibited by any bylaw adopted by the stockholders, the directors may adopt, amend or repeal any bylaw, including any bylaw adopted by the stockholders. The articles of incorporation may grant the authority to adopt, amend or repeal bylaws exclusively to the directors. NRS 78.120.
The Nevada Charter and Nevada Bylaws are consistent with the NRS.

The power to adopt, amend, or repeal the bylaws of a corporation shall be vested in the stockholders entitled to vote, provided that the corporation in its certificate of incorporation may confer such power on the board of directors, although the power vested in the stockholders is not divested or limited where the board also has such power. DGCL §109.
The Delaware Charter expressly authorizes the board to adopt, amend or repeal the Delaware Bylaws without action on the part of the stockholders, provided that any bylaw adopted or amended by the board, and any powers thereby conferred, may be amended, altered or repealed by the stockholders. The Delaware Bylaws also state that the board is expressly empowered to adopt, amend or repeal the bylaw and that the stockholders shall also have the power to adopt, amend or repeal the Bylaws. The statutory rule is altered, however, in that any such action by stockholders shall require the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock entitled to vote thereon.

Classified Board
The NRS allows a corporation to classify its board of directors. At least one-fourth of the total number of directors must be elected annually. NRS 78.330.
The Nevada Charter and Nevada Bylaws do not provide for classification of the board.

The DGCL permits a corporation to classify its board of directors into as many as three classes, divided as equally as possible with staggered terms of office. DGCL Section 141.
The Delaware Charter and Delaware Bylaws do not provide for classification of the board.

Number of Directors
The NRS provides that a corporation must have at least one director, and may provide in its articles of incorporation or in its bylaws for a fixed number of directors or a variable number of directors, and for the manner in which the number of directors may be increased or decreased. Unless otherwise provided in the articles of incorporation, directors need not be stockholders. NRS 78.115.
The Nevada Bylaws do not change this statutory rule.

The DGCL provides that a corporation must have at least one director and that the number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors. DGCL §141.
The Delaware Charter, which does not fix the number of directors, and Delaware Bylaws do not change this statutory rule and are substantially similar to the Nevada Charter and the Nevada Bylaws with respect to the number of directors.

Contents
Provision	Nevada	Delaware
Removing Directors
Any one or all of the directors may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. The NRS does not distinguish between removal of directors with or without cause. NRS 78.335.
The Nevada Bylaws state that, except as otherwise provided by the NRS, any director or the entire board of directors may be removed with or without cause by the affirmative vote of the holders of two-thirds of the voting power of the issued and outstanding common stock entitled to vote.

Any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, except as follows: (a) in the case of a corporation whose board is classified, stockholders may effect such removal only for cause unless the certificate of incorporation provides otherwise; or (b) in the case of a corporation having cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against such director’s removal would be sufficient to elect such director if then cumulatively voted at an election of the entire board, or, if there be classes of directors, at an election of the class of directors of which such director is a part. DGCL §141.
The Delaware Bylaws provide that, except as otherwise provided by the Delaware Charter or the DGCL, any director may be removed, with or without cause, by the holders of two-thirds of the outstanding shares of common stock then entitled to vote at a meeting for the election of directors.

Filling Director Vacancies
All vacancies on the board of directors, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, unless it is otherwise provided in the articles of incorporation. Unless otherwise provided in the articles of incorporation, upon a resignation by a director, the board may fill the vacancy with each director so appointed to hold office during the remainder of the term of office of the resigning director. NRS 78.335.
The Nevada Bylaws are consistent with the NRS.

All vacancies on the board of directors may be filled by a majority of the remaining directors, though less than a quorum, unless the certificate of incorporation provides otherwise. Unless otherwise provided in the certificate of incorporation, the board may fill the vacancies for the remainder of the term of office of resigning director or directors. Further, if, at the time of filling any vacancy, the directors then in office shall constitute less than a majority of the whole board, the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office. DGCL §223.
The Delaware Bylaws are consistent with the DGCL and are substantially similar to the Nevada Bylaws with respect to filling board vacancies.

Contents
Provision	Nevada	Delaware
Board Action by Written Consent
 The NRS provides that, unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board or committee. NRS 78.315.
The Nevada Bylaws are consistent with the NRS.

The DGCL provides that, unless the certificate of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or any committee thereof may be taken without a meeting if all members of the board or such committee consent thereto in writing or by electronic transmission and the writing or writings or electronic transmissions are filed with the minutes of proceedings of the board or such committee. DGCL §141.
The Delaware Bylaws are consistent with the DGCL and are substantially similar to the Nevada Bylaws in regard to board and committee action by written consent.

Interested Party Transactions
The NRS provides that no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if one of the following circumstances exists: (a) the director’s or officer’s interest in the contract or transaction is known to the Board, and the transaction is approved or ratified by the Board in good faith by a vote sufficient for the purpose (without counting the vote of the interested director or officer); (b) the director’s or officer’s interest in the contract or transaction is known to the stockholders, and the transaction is approved or ratified by a majority of the stockholders holding a majority of voting power; (c) the fact of the common interest is not known to the director or officer at the time the transaction is brought before the Board; or (d) the contract or transaction is fair to the corporation at the time it is authorized or approved. NRS 78.140.

The DGCL provides that no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if: (a) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the board of directors or a committee thereof, which authorizes the contract or transaction in good faith by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum; (b) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the stockholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by the stockholders; or (c) the contract or transaction is fair to the corporation as of the time it is authorized, approved or ratified by the board, a committee thereof or the stockholders. DGCL §144.
The NRS and the DGCL are substantially similar with respect to interested party transactions, with the DGCL providing additional provisions for the approval of related-party transactions by stockholders.

Contents
Provision	Nevada	Delaware
Quorum for Stockholder Meeting
Unless the articles of incorporation or bylaws provide otherwise, a majority of the voting power, present in person or by proxy at a meeting of stockholders (regardless of whether the proxy has authority to vote on all matters), constitutes a quorum for the transaction of business. NRS 78.320.
The Nevada Bylaws are consistent with the NRS.

The certificate of incorporation or bylaws may specify the number of shares (and the amount of other securities having voting power) the holders of which shall be present or represented by proxy at any meeting in order to constitute a quorum for, and the votes that shall be necessary for, the transaction of any business, but a quorum may not consist of less than one-third of the shares entitled to vote at the meeting, except that, where a separate vote by one or more classes or series is required, a quorum may not consist of less than one-third of the shares of each such class or series. In the absence of such a specification: (a) a majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at a stockholder meeting; (b) in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; (c) directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors; and (d) where a separate vote by one or more classes or series is required, a majority of the outstanding shares of each such class or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of shares of each such class or series present in person or represented by proxy at the meeting shall be the act of each such class or series. A bylaw amendment adopted by stockholders specifying the votes necessary for election of directors may not be further amended or repealed by the board of directors. DGCL §216.

Consistent with the DGCL, the Delaware Bylaws state that the holders of a majority in voting power of the capital stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business. The Delaware Bylaws and Nevada Bylaws are substantially similar with respect to quorum requirements.

Contents
Provision	Nevada	Delaware
Cumulative Voting for Directors
The NRS permits cumulative voting in the election of directors only if the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed. NRS 78.360.
The Nevada Charter does not provide for cumulative voting.
Under the DGCL, a corporation may provide for cumulative voting in its certificate of incorporation. DGCL Section 214. The Delaware Charter does not provide for cumulative voting.
Duration of Proxies
A proxy is effective only for a period of six months from the date of its creation, unless it is coupled with an interest or unless otherwise provided by the stockholder in the proxy, which duration may not exceed seven years. A proxy shall be deemed irrevocable if the written authorization states that the proxy is irrevocable, but is irrevocable only for as long as it is coupled with an interest sufficient in law to support an irrevocable power. NRS 78.355.
The Nevada Bylaws do not change this statutory rule.

A proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally. DGCL §212
The Delaware Bylaws do not change this statutory rule. The DGCL statutory default provides for proxies to remain valid for a longer duration than the NRS statutory default.

Advance Notice Provisions	The Nevada Bylaws do not contain advance notice requirements for business to be brought by a stockholder before an annual or special meeting of stockholders.
The Delaware Bylaws contain advance notice requirements for business to be brought before an annual or special meeting of stockholders, including nominations of persons for election as directors. As a result, stockholders must satisfy specific timing and information requirements in order to have a proposal considered at or in order to nominate a person for election as a director at an annual or special meeting. Any proposal or nomination that fails to comply with these timing and information requirements may be disqualified.
The Delaware Bylaws and the Nevada Bylaws are materially different in this respect.

Contents
Provision	Nevada	Delaware
Stockholder Votes for Mergers and Similar Transactions
Under the NRS, the approval of a majority of outstanding shares entitled to vote, as well as the board of directors, is required for a merger or a sale of substantially all of the assets of the corporation. Generally, the NRS does not require a stockholder vote of the surviving corporation in a merger if: (a) the plan of merger does not amend the existing articles of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of participating shares outstanding immediately before the merger. NRS 92A.130.
The Nevada Charter and Nevada Bylaws do not change the statutory rule.

Under the DGCL, the approval of a majority of outstanding shares entitled to vote, as well as the board of directors, is required for a merger or a sale of substantially all of the assets of the corporation. Generally, the DGCL does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. DGCL §251.
The Delaware Charter and Delaware Bylaws do not change the statutory rule. The NRS and the DGCL are substantially similar in regard to stockholder approval of mergers and other corporate transactions.

Consideration of Non- Stockholder Interests
The NRS authorizes directors, when taking action on behalf of the corporation, to consider the interests of constituencies other than stockholders, including employees, suppliers, creditors, customers and the community and society as a whole. NRS 78.138(4).

Delaware case law limits the ability of the board of directors to consider the interests of non-stockholders when taking action on behalf of the corporation in some circumstances.
This aspect of Delaware law could, in some circumstances, limit the discretion of the board in responding to unsolicited takeover proposals or similar events.

Contents
Provision	Nevada	Delaware
Special Meetings of Stockholders
The NRS states that, unless otherwise provided in the articles of incorporation or bylaws, the entire board of directors, any two directors or the president may call annual and special meetings of the stockholders and directors. NRS 78.310.
The Nevada Bylaws are consistent with the NRS, but also provide that a special meeting of stockholders may be called by the Chief Executive Officer or at the request in writing of stockholders owning a majority in amount of the entire capital stock issued and outstanding and entitled to vote.

The DGCL provides that special meetings of the stockholders may be called by the board of directors or by such persons as may be authorized by the certificate of incorporation or bylaws. DGCL §211.
The Delaware Charter and Delaware Bylaws state that special meetings of the stockholders may be called at any time by the board, the Chair of the Board, the Chief Executive Officer or the President (in the absence of the Chief Executive Officer), but may not be called by any other person. The Delaware Charter and Delaware Bylaws thus differ from the Nevada Bylaws in that stockholders cannot request that a special meeting of the stockholders be called.

Stockholder Action by Written Consent
The NRS states that, unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a stockholder meeting may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing. NRS 78.320.
The Nevada Bylaws state that any action which may be taken by the vote of the stockholders at a meeting may be taken without a meeting if authorized by the written consent of stockholders holding at least a majority of the outstanding voting power entitled to vote thereon.

The DGCL states that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. In addition, The DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. DGCL §228.
The Delaware Charter and Delaware Bylaws do not allow stockholders to act by written consent, and therefore differ from the Nevada Bylaws.

Contents
Provision	Nevada	Delaware
Failure to Hold Annual Stockholder Meeting
Under the NRS, if a corporation fails to hold an annual stockholder meeting to elect directors within 18 months after the last election of directors, a Nevada district court may order an election upon the petition of one or more stockholders holding at least 15% of the corporation’s voting power. NRS 78.345.
The Nevada Bylaws do not change this statutory rule.

Under the DGCL, if an annual meeting for election of directors is not held on the date designated or an action by written consent to elect directors in lieu of an annual meeting has not been taken within 30 days after the date designated for the annual meeting, or if no date has been designated, for a period of 13 months after the last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Delaware Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director. DGCL §211.
The Delaware Bylaws do not change this statutory rule. The DGCL provides for a shorter interval between meetings than the NRS (13 months versus 18 months) before a stockholder can apply to a court to order a meeting for the election of directors. The NRS requires that application be made by a stockholder holding at least 15% of the voting power, while the DGCL permits any stockholder or director to make the application.

Adjournment of Stockholder Meetings
Unless the articles of incorporation or bylaws provide otherwise, if a stockholder meeting is adjourned to another date, time or place, notice need not be delivered of the date, time or place of the adjourned meeting if they are announced at the meeting at which the adjournment is taken. If a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be delivered to each stockholder of record as of the new record date. NRS 78.370.
The Nevada Bylaws do not change this statutory rule.

If a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the corporation may transact any business that might have been transacted at the original meeting. DGCL §222.
The Delaware Bylaws do not change this statutory rule.

Contents
Provision	Nevada	Delaware
Director Standard of Conduct	Under the NRS, directors and officers must exercise their powers in good faith and with a view to the interests of the corporation.
Under the DGCL, the standards of conduct for directors have developed through written opinions of the Delaware courts. Generally, directors are subject to fiduciary duties of care, loyalty and good faith.

Limitation on Director Liability
Under the NRS, unless the articles of incorporation provide for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that (a) the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer and (b) the breach of those duties involved intentional misconduct, fraud, or a knowing violation of law. NRS 78.138.
Consistent with this statutory rule, the Nevada Charter provide that the personal liability of the directors of the corporation is eliminated to the fullest extent permitted by the NRS. The Nevada Bylaws do not change this statutory rule.

Under the DGCL, if the certificate of incorporation so provides, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited. The certificate of incorporation may not, however, limit or eliminate a director’s personal liability for (a) any breach of the director’s duty of loyalty to the corporation or its stockholders, (b) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) payment of unlawful dividends, stock repurchases or redemptions, or (d) any transaction in which the director received an improper personal benefit. DGCL §102.
Consistent with this statutory rule, the Delaware Charter and the Delaware Bylaws limit the personal liability of a director for breach of fiduciary duty as permitted under the DGCL. The DGCL is more extensive than the NRS in the enumeration of actions under which we may not eliminate a director’s personal liability

Contents
Provision	Nevada	Delaware
Indemnification
Under the NRS, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, except an action by or in the right of the corporation, by reason of the fact that the person is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding if the person (a) is not liable pursuant to NRS 78.138 or (b) acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person is liable pursuant to NRS 78.138 or did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, or that, with respect to any criminal action or proceeding, he or she had reasonable cause to believe that the conduct was unlawful. However, indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged to be liable to the corporation or for amounts paid in settlement, unless and only to the extent that the court determines the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper. NRS 78.7502.
The Nevada Charter and the Nevada Bylaws are consistent with the NRS.

Under the DGCL, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person (a) acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to the best interests of the corporation and (b) with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. With respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue, or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit is brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court shall deem proper. A director or officer who is successful, on the merits or otherwise in defending any proceeding subject to the DGCL’s indemnification provisions shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith. DGCL §145.
The Delaware Charter and the Delaware Bylaws are consistent with the DGCL. The indemnification provisions of the NRS and the DGCL are substantially similar.

Contents
Provision	Nevada	Delaware
Advancement of Expenses
The NRS provides that the articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit, or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit, or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that the director or officer is not entitled to be indemnified by the corporation. NRS 78.751.
The Nevada Charter and the Nevada Bylaws do not change this statutory rule.

The DGCL provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation as authorized under the DGCL. Such expenses may be so paid upon such terms and conditions as the corporation deems appropriate. Under the DGCL, unless otherwise provided in its certificate of incorporation or bylaws, a corporation has the discretion whether or not to advance expenses. DGCL §145.
The Delaware Charter and the Delaware Bylaws are consistent with the DGCL. The expense advancement provisions of the NRS and the DGCL are substantially similar.

Declaration and Payment of Dividends
Except as otherwise provided in the articles of incorporation, a board of directors may authorize, and the corporation may make, distributions to stockholders, including distributions on shares that are partially paid. However, no distribution may be made if, after giving effect to such distribution (a) the corporation would not be able to pay its debts as they become due in the usual course of business or (b) except as otherwise specifically allowed by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution. NRS 78.288.
The Nevada Charter and the Nevada Bylaws do not change this statutory rule.

Subject to any restriction contained in the certificate of incorporation, the board of directors may declare, and the corporation may pay, dividends or other distributions upon the shares of its capital stock either (a) out of “surplus” or (b) in the event that there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. Dividends may not be paid if the capital of the corporation is less than the total amount of capital represented by the outstanding stock of all classes having a preference upon the distribution of assets. “Surplus” is defined as the excess of the net assets of the corporation over the amount determined to be the capital of the corporation by the board (which amount cannot be less than the aggregate par value of all issued shares of capital stock). DGCL §§154 and 170.
The Delaware Charter and the Delaware Bylaws are consistent with the DGCL.

Contents
Provision	Nevada	Delaware
Business Combinations
The NRS prohibits certain “combinations” between the corporation and an “interested stockholder” within two years of the stockholder becoming an “interested stockholder.” Generally, an “interested stockholder” is a holder who is the beneficial owner of 10% or more of the voting power of the outstanding stock or is an affiliate or associate of the corporation and was the beneficial owner of 10% or more of the voting power of the outstanding stock at any time within two years immediately before the date in question. After the two-year period, such a business combination remains prohibited unless it is (a) approved by the board of directors prior to the date that the person first became an interested stockholder or by a majority of the outstanding voting power not beneficially owned by the interested party, or (b) the interested stockholder satisfies certain fair-value requirements. Subject to specified exceptions, a “combination” includes, among other transactions, (i) a merger or consolidation, (ii) a sale or other disposition of assets with an aggregate market value equal to at least 5% of the corporation’s consolidated assets or the aggregate market value of the corporation’s outstanding stock or more than 10% of the corporation’s consolidated earning power or net income, or (iii) the issuance or transfer by the corporation or a subsidiary of any shares with an aggregate market value equal to at least 5% of the aggregate market value of all the outstanding voting shares of the corporation (except under the exercise of warrants or rights to purchase shares offered, or a dividend or distribution paid or made, pro rata to all stockholders). NRS 78.411‑.444.
The Nevada Charter and the Nevada Bylaws do not change this statutory rule.

The DGCL prohibits certain “business combinations” between the corporation and an “interested stockholder” within three years of the stockholder becoming an “interested stockholder.” Generally, an “interested stockholder” is a holder who, directly or indirectly, controls 15% or more of the outstanding voting stock or is an affiliate of the corporation and was the owner of 15% or more of the outstanding voting stock at any time within the three-year period prior to the date upon which the status of an “interested stockholder” is being determined. A “business combination” includes a merger or consolidation, a sale or other disposition of assets with an aggregate market value equal to at least 10% of the corporation’s consolidated assets or the aggregate market value of the corporation’s outstanding stock, and certain transactions that would increase the interested stockholder’s proportionate share ownership in the corporation. This provision does not apply if, among other things, (a) the transaction that resulted in the individual becoming an interested stockholder is approved by the board of directors prior to the date the interested stockholder acquired a 15% interest, (b) upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, (c) at or after the date the person becomes an interested stockholder, the business combination is approved by a majority of the board and holders (excluding the interested stockholder) of at least two-thirds of the outstanding voting stock at a stockholder meeting, or (d) a stockholder acquires a 15% interest inadvertently and divests itself of such ownership and would not have been a 15% stockholder in the preceding three years but for the inadvertent acquisition. DGCL §203.
The Delaware Charter and Delaware Bylaws do not change this statutory rule. Because the DGCL provides for a higher threshold in determining interested stockholder status, we may be able to engage in transactions with stockholders that would be prohibited by the NRS.

Contents
Provision	Nevada	Delaware
Control Share Acquisition Statute
The NRS control share acquisition statute applies to Nevada corporations that do business in Nevada (directly or through affiliates) and that have 200 or more stockholders of record (at least 100 of whom have addresses in Nevada), unless the articles of incorporation or bylaws of the corporation provide otherwise. If applicable, this statute generally provides that any person acquiring a defined control percentage (20%, 33-1/3% or a majority) of the corporation’s outstanding shares in the secondary market will not be entitled to vote those shares unless those voting rights are restored by a majority vote of the disinterested stockholders at a stockholder meeting. Unless otherwise provided in the articles of incorporation or the bylaws, if the control shares are accorded full voting rights and the holder acquires control shares with a majority of the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to dissent and demand payment of the fair value of his or her shares. NRS 78.378-.3793.
The Nevada Bylaws expressly opted out of the control share acquisition statute.

The DGCL does not include a control share acquisition provision. Because the Nevada Bylaws opted out of the NRS control share acquisition statute, there will be no substantive change with respect to control share acquisitions.

Forum Selection	The Nevada Charter and the Nevada Bylaws do not contain any provisions governing selection of forum for litigating corporate claims.
The Delaware Charter provides that, with specified exceptions, (a) the Delaware Court of Chancery will be the sole and exclusive forum for all claims based upon a violation of a duty by a current or former director or officer or stockholder in such capacity, or as to which the DGCL confers jurisdiction upon the Delaware Court of Chancery and (b) the U.S. federal district courts will be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933.

Vote Required and Board of Directors’ Recommendation
Stockholders are being asked to vote on the following resolution:

Resolved:
That the state of incorporation of Chembio Diagnostics, Inc. shall be changed from the State of Nevada to the State of Delaware (the “Reincorporation”) in accordance with the Plan of Conversion, the Certificate of Conversion and the Articles of Conversion in the forms included as Appendix A, Appendix B and Appendix E, respectively, to the Proxy Statement for the 2020 Annual Meeting of Stockholders; and that the Certificate of Incorporation and the Bylaws in the forms attached to such Plan of Conversion and included as Appendix C and Appendix D, respectively, to such Proxy Statement are approved and adopted effective upon the Reincorporation.

The board of directors recommends a vote
FOR
the approval of the Reincorporation of our company in Delaware and the related approval and adoption of the Certificate of Incorporation and the Bylaws in
accordance with Delaware law.

Contents
Proposal	— Ratification of Appointment of Independent Auditor for 2020
On March 27, 2020, the audit committee of the board of directors completed a competitive selection process to determine our independent registered public accounting firm for the fiscal year ending December 31, 2020 and approved the appointment of Ernst & Young LLP, or EY, as our new independent registered public accounting firm, to perform independent audit services for the fiscal year ending December 31, 2020.
As a result of this process, on March 30, 2020, we dismissed BDO USA, LLP, or BDO, as our independent registered public accounting firm. During the fiscal years ended December 31, 2019 and 2018 and in the subsequent interim period through March 30, 2020, there were (a) no “disagreements” (as defined in Item 304(a)(1)(iv) of the SEC’s Regulation S‑K and the related instructions) with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of BDO, would have caused BDO to make reference thereto in its reports on the consolidated financial statements for such fiscal years and (b) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S‑K).
The audit committee annually evaluates the performance of our independent auditor and determines whether to reengage the then-current independent auditor or to consider other audit firms. In considering the appointment of a new auditor, we identified firms that the audit committee believed were qualified to serve as auditor for a company with our size and in our industry. In each case we considered issues that might impact the independence of the qualified firm. Other factors considered by the audit committee in deciding to engage EY included:
•	EY’s global capabilities;
•	EY’s technical expertise and knowledge of our company’s industry;
•	EY’s objectivity and professional skepticism;
•	the appropriateness of EY’s fees and the controls and processes in place that help ensure EY’s independence; and
•	EY’s independence.
The audit committee has approved the retention of EY as our independent auditor to examine and report on our consolidated financial statements for the fiscal year ending December 31, 2020. The audit committee considers EY to be well qualified. Even if the proposal is approved, the audit committee may, in its discretion, appoint a different independent registered public accounting firm to serve as independent auditor at any time during the year.
Representatives of EY will participate in the Annual Meeting. Representatives of BDO are not expected to be present at the Annual Meeting.

Accordingly, stockholders are being asked to vote on the following resolution:

Resolved:
That the stockholders ratify the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of Chembio Diagnostics, Inc. for the performance of independent audit services for the fiscal year ended December 31, 2020.

The board of directors recommends a vote
FOR
the ratification of the appointment of EY as our independent auditor for 2020.

Contents
Proposal	— Advisory Vote on 2019 Executive Compensation
Our stockholders have the opportunity at the Annual Meeting to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers in 2019 as disclosed in this Proxy Statement.
Our compensation program is intended to provide appropriate and balanced incentives toward achieving our annual and long-term strategic objectives and to create an alignment of interests between our executives and stockholders. This approach is intended to motivate our existing executives and to attract new executives with the skills and attributes that we need. Please refer to “Executive Compensation” for an overview of the compensation of our named executive officers.
We are asking for stockholder approval of the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules. Those disclosures include the information in the compensation tables and narrative disclosures included under “Executive Compensation.” This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and practices described in this Proxy Statement.
Accordingly, stockholders are being asked to vote on the following resolution:
Resolved:
That the stockholders approve the compensation paid to the “named executive officers” of Chembio Diagnostics, Inc. with respect to the fiscal year ended December 31, 2019, as disclosed, pursuant to Item 402 of Regulation S-K promulgated by the Securities and Exchange Commission, in the Proxy Statement for the 2020 Annual Meeting of Stockholders, including the compensation tables and narrative discussion set forth under “Executive Compensation” therein.

This vote is advisory and not binding on us, the board of directors or the compensation committee. The board and the compensation committee value the opinions of our stockholders, however, and to the extent there is any significant vote against the named executive officer compensation disclosed in this Proxy Statement, we will consider our stockholders concerns and the compensation committee will evaluate whether any actions are necessary or appropriate to address those concerns.
The board of directors recommends a vote
FOR
the approval of the compensation paid to our named executive officers with respect to 2019, as disclosed in the compensation tables and narrative discussion set forth under “Executive Compensation” and elsewhere in this Proxy Statement

Contents
Corporate Governance
Board of Directors Overview
Under our Bylaws and the NRS, our business and affairs are managed by or under the direction of the board of directors, which selectively delegates responsibilities to its standing committees.
The board generally expects to hold four regular meetings per year and to meet on other occasions when circumstances require. Directors spend additional time preparing for board and committee meetings, and we call upon directors for advice between meetings. We encourage our directors to attend director education programs.
The board held twenty meetings in 2019, each of which included an executive session with only non-employee directors in attendance. Each of the then-serving directors participated in at least 19 (95%) of the meetings of the board during 2019.
The board maintains an audit committee, a compensation committee, and a nominating and corporate governance committee. The board has adopted charters for each of the committees, and those charters are reviewed annually by the committees and the board. Our website provides access to:
•	the audit committee charter at:
chembiodiagnosticsinc.gcs-web.com/static-files/9834f839-d259-45c5-8b25-f6fce52b724a;
•	the compensation committee charter at:
chembiodiagnosticsinc.gcs-web.com/static-files/bd718df4-ee68-4a84-affa-c24f79ceec81; and
•	the nominating and corporate governance committee charter at:
chembiodiagnosticsinc.gcs-web.com/static-files/264bc05a-d241-4fc8-88d6-9aded84378fb.
The functions and responsibilities of the committees are described below.
Independence of Directors
The board of directors must consist of a majority of independent directors under the applicable requirements of the Nasdaq Global Market, or Nasdaq.
Under Nasdaq rules, independent directors must comprise a majority of a listed company’s board. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. Under Nasdaq rules, an individual will qualify as an “independent director” only if, in the opinion of the company’s board, he or she does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
•
Audit committee members must also satisfy additional independence criteria, including those set forth in Rule 10A-3 under the Securities Exchange Act of 1934 or the Securities Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries, other than compensation for board or committee service, and may not be an affiliated person of the listed company or any of its subsidiaries.

•
Compensation committee members must also satisfy additional independence criteria, including those set forth in Rule 10C-1 under the Securities Exchange Act. In determining independence requirements for members of compensation committees, Nasdaq and other national securities exchanges and national securities associations are to consider relevant factors that include (a) the source of compensation of a director, including any consulting, advisory or other compensatory fee paid by the listed company to the director, and (b) whether the director is affiliated with the listed company, a subsidiary of the listed company or an affiliate of a subsidiary of the listed company.

Contents
The board annually reviews the independence of all non-employee directors. The board has determined that each of Katherine L. Davis, John G. Potthoff and Mary Lake Polan qualifies as an independent director in accordance with the rules of Nasdaq and Rules 10C-1 and 10A-3 under the Securities Exchange Act. The independent members of the board hold separate, regularly scheduled executive sessions during board meetings at which only independent directors are present.
Code of Business Conduct and Ethics
We have a Code of Business Conduct and Ethics, or the Conduct Code, applicable to all directors, officers and employees of Chembio and its subsidiaries. We have posted the Conduct Code on our website at www.chembiodiagnosticsinc.gcs-web.com/static-files/bca4f259-b35e-4280-a17f-2509fb6ff007. We will post any amendments to the Conduct Code on our website. In accordance with the requirements of the SEC and Nasdaq, we will also post waivers applicable to any of our officers or directors from provisions of the Conduct Code on our website. We have not granted any such waivers to date.
We have implemented whistleblower procedures, which establish format protocols for receiving and handling complaints from employees. Any concerns regarding accounting or auditing matters reported under these procedures are to be communicated to the audit committee or our Chief Executive Officer and President.
Board Oversight of Risk
The board of directors has responsibility for the oversight of our risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable the board to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.
The audit committee reviews information regarding liquidity and operations, and oversees our management of financial risks. Periodically, the audit committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the audit committee includes the Chief Financial Officer reporting directly to the audit committee at least quarterly to provide an update on management’s efforts to manage risk.
Matters of significant strategic risk, including cybersecurity risks, are considered by the board as a whole.
Board Diversity
The board of directors recognizes the importance of diversity in business experience, education, and professional skills in selecting nominees for director. It has not, however, adopted a formal policy concerning the consideration of diversity.

Contents
Board Leadership Structure
The board of directors recognizes that it is important to determine an optimal board leadership structure to ensure the independent oversight of management as we continue to grow. The board has determined that separating the positions of chair of the board and chief executive officer is the best structure to fit our current needs. This structure is preferable because it provides a greater role for the independent directors in the oversight of our company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the board. We do not, however, have a policy on whether the offices of chair of the board and chief executive officer should be separate.
On April 23, 2020, the board appointed Gail S. Page, one of our directors, to serve in a new role as Executive Chair of the Board, effective through June 30, 2021, to support our management team, including Richard L. Eberly as our recently appointed Chief Executive Officer and President. For additional information regarding Ms. Page’s responsibilities as Executive Chair, please see “Executive Compensation—Employment Agreements—Gail S. Page” below.
The board believes our leadership structure is appropriate at this time, but it will continue to periodically review the leadership structure and may make such changes in the future as it deems appropriate.
Audit Committee
The principal responsibilities of the audit committee are:
•	appointing, approving the compensation of, and assessing the independence of our independent auditor;
•	approving all audit and non-audit services of the independent auditor;
•	evaluating our independent auditor’s qualifications, performance and independence;
•	reviewing our financial statements and financial disclosure;
•	conducting periodic assessments of our accounting practices and policies;
•	furnishing the audit committee report required by SEC rules;
•	reviewing and approving of all related-party transactions;
•	setting hiring policies for the hiring of employees and former employees or our independent auditor and ensuring that those policies comply with all applicable regulations;
•	developing and monitoring compliance with a code of ethics for senior financial officers and a code of conduct for our employees, officers and directors;
•	establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters;
•	establishing procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;
•	overseeing the work of our independent auditor, including resolution of disagreements between management and our independent auditor; and
•	reviewing and discussing our annual and quarterly financial statements and related disclosures with management and our independent auditor.
Our independent auditor is ultimately accountable to the audit committee. The audit committee has the ultimate authority and responsibility to select, evaluate, approve terms of retention and compensation of, and, where appropriate, replace the independent auditor.

Contents
The current members of the audit committee are John G. Potthoff, who serves as chair, Katherine L. Davis and Mary Lake Polan. All three members are standing for re-election at the Annual Meeting. The board determined that each of the current audit committee members is (a) independent, as defined in the listing standards of Nasdaq, (b) a “non-employee director,” as defined in Rule 16b‑3 under the Securities Exchange Act, (c) an “outside director,” as defined in Section 162(m) of the Internal Revenue Code of 1986, or the Code, and (d) financially literate. The board also determined that each of Dr. Potthoff and Ms. Davis is an audit committee financial expert in accordance with the standards of the SEC.
During 2019 the audit committee met seven times. During those meetings, the audit committee met privately with representatives of BDO USA, LLP, our independent auditor for 2019, on five occasions, met privately with our management on all seven occasions, and held five executive sessions with only non-employee directors in attendance. Each of the then-serving members participated in all of the meetings of the audit committee during 2019.
Nominating and Corporate Governance Committee
The principal responsibilities of the nominating and corporate governance committee are:
•	reviewing, approving and recommending director candidates to the board of directors;
•
preparing proxy statement disclosure for the process used to identify and evaluate nominees for the board, including an explanation of the director nomination process and shareholder communications to the board;

•	periodically reviewing appropriateness of board size and restrictions on board service;
•	recommending to the board standards regarding our definition of independence as it relates to directors;
•	establishing, coordinating and reviewing with the Chair of the Board the criteria and method for evaluating the effectiveness of the board;
•	developing and recommending to the board procedures for selection of the Chair of the Board and for board review of and for communications of such review to, the Chair of the Board;
•	monitoring the process and scope of director access to management and employees and communications between directors and management and employees;
•	coordinating the board's oversight of our internal control over financial reporting, including disclosure controls;
•	developing board meeting procedures;
•	recommending to the board the number, type, functions, structure and independence of committees;
•	annually recommending to the board membership on board committees and advising board and committees with regard to the selection of chairs of committees;
•
determining criteria and procedures for selection of committee members and chairs and establishing and coordinating with the applicable committee chair criteria and method for evaluating the effectiveness of the committees;

•	periodically reviewing and revisions of the director orientation program and monitoring, planning and supporting director continuing education activities;
•	developing, reviewing and recommending corporate governance policies and monitoring compliance with such policies; and
•	providing minutes of committee meetings to the board and reporting significant matters arising from committee’s work.
The current members of the nominating and corporate governance committee are Mary Lake Polan, who serves as chair, Katherine L. Davis and John G. Potthoff. All three members are standing for re-election at the Annual Meeting. The board determined that each of the current nominating and corporate governance committee members is independent, as defined in the listing standards of Nasdaq.

Contents
The nominating and corporate governance committee has the sole authority to retain, oversee and terminate any consulting or search firm to be used to identify director candidates or assist in evaluating director compensation and to approve any such firm’s fees and retention terms.
The nominating and corporate governance committee held one meeting in 2019, which was attended by all of the then-serving members of the committee and did not include an executive session with only non-employee directors in attendance.
There have been no changes to the procedures by which stockholders may recommend nominees for director to the board. For a stockholder recommendation for a director to be considered for nomination by the board at the next annual meeting of stockholders, the recommendations must be made by a stockholder of record entitled to vote. Stockholder nominations must be made by notice in writing, delivered or mailed by first-class U.S. mail, postage prepaid, to our Secretary at our principal business address, not less than 60 days nor more than 90 days prior to any stockholder meeting at which directors are to be elected. Each notice of nomination of directors by a stockholder shall set forth the nominee’s name, age, business address, if known, residence address of each nominee proposed in that notice, the principal occupation or employment of each nominee for the five years preceding the date of the notice, the number of shares of common stock beneficially owned by each nominee, and any arrangement, affiliation, association, agreement or other relationship of the nominee with any of our stockholders.
Compensation Committee
The principal responsibilities of the compensation committee are to assist the board of directors in fulfilling its responsibilities relating to:
•	developing an executive compensation philosophy and establishing and annually reviewing and approving executive compensation programs and policies;
•
reviewing and approving corporate goals and objectives for chief executive officer compensation, evaluating chief executive officer performance based on those goals, and setting chief executive officer compensation;

•	reviewing chief executive officer recommendations with respect to, and approving annual compensation for, other executive officers;
•	establishing and administering annual and long-term incentive compensation plans for key executives;
•	recommending to the board for approval incentive compensation plans and equity-based plans;
•	reviewing and approving all special executive employment, compensation and retirement arrangements;
•	recommending to the board changes to executive compensation policies and programs;
•	recommending to the board all Internal Revenue Service tax-qualified retirement plans;
•	recommending to the board all nonqualified benefit plans and periodically reviewing such plans;
•	reviewing management’s recommendations for other nonexecutive corporate incentive plans;
•	provide minutes of committee meetings to the board and reporting any significant matters arising from the committee’s work;
•	preparing the report on executive compensation required by SEC rules;
•	determining procedures for selection of the chief executive officer and other senior management;
•	determining procedures for board review of the chief executive officer and other senior management;
•	developing guidelines for, and monitoring compliance with, long-range succession planning;
•	developing and maintaining, in consultation with the Chair of the Board and the chief executive officer, a short-term succession plan for unexpected situations affecting the senior management; and
•	monitoring procedures relating to executive development.

Contents
The current members of the compensation committee are Mary Lake Polan, who serves as chair, Katherine L. Davis and John G. Potthoff. All three members are standing for re-election at the Annual Meeting. The board determined that each of the current compensation committee members is (a) independent, as defined in the listing standards of Nasdaq, (b) a “non-employee director,” as defined in Rule 16b-3 under the Securities Exchange Act and (c) an “outside director,” as that term is defined in Section 162(m) of the Code.
The compensation committee has the sole authority to retain, oversee and terminate any compensation consultant to be used to assist in the evaluation of executive compensation and to approve the consultant’s fees and retention terms.
The compensation committee held thirteen meetings in 2019, each of which included an executive session with only non-employee directors in attendance. Each of the then-serving members participated in at least 12 (92.3%) of the meetings of the compensation committee during 2019.
Compensation Committee Interlocks and Insider Participation
During 2019 none of the members of the compensation committee was an officer or employee of our company or any of our subsidiaries and none of our executive officers served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on the board or compensation committee.

Contents
Certain Relationships and Related-Person Transactions
Procedures for Approval of Related Person Transactions
The board of directors reviews all transactions involving us in which any of our directors, director nominees, significant stockholders and executive officers and their immediate family members are participants, in order to determine whether any such party has a direct or indirect material interest in the transaction. All directors, director nominees and executive officers must notify us of any proposed transaction involving us in which such person has a direct or indirect material interest. The proposed transaction is then reviewed by either the board as a whole or the audit committee, which determines whether to approve the transaction. After such review, the reviewing body approves the transaction only if it determines that the transaction is in, or not inconsistent with, the best interests of our company and stockholders.
Conflict of Interest Policy
In April 2019 the board of directors adopted a Conflict of Interest Policy applicable to all directors, officers, and employees of our company and our subsidiaries.
The Conflict of Interest Policy requires each director and executive officer, including their immediate family members, to provide written notice of any potential related-party transaction, defined by the policy to mirror the definition of Item 404 of Regulation S-K of the SEC (with the exception that the policy includes a monetary threshold of $100,000 as opposed to the threshold of $120,000 set by Item 404) to the Chair of the Board (or to the Chief Executive Officer if such transaction involves the Chair of the Board, or to the Chief Financial Officer if such transaction involves the Chief Executive Officer), including all information that the Chair of the Board, the Chief Executive Officer or the Chief Financial Officer may request. Upon receiving all relevant information, the board may approve the transaction if it determines that the transaction is in our best interests and fair to us, may require modifications to the transaction to make it acceptable for approval, or may reject it. The board may also establish guidelines for ongoing management of a specific related-party transaction. The policy requires that continuing related-party transactions are reviewed on at least an annual basis. Additionally, the policy requires that all directors and executive officers complete a director and officer questionnaire in connection with each of our annual proxy statements, in which they are asked to disclose family relationships and other related-party transactions.
Since January 1, 2018, we have not engaged in any related-party transactions in which the amount involved exceeded $100,000 and in which any of our directors or executive officers or any holder of more than 5% of our common stock, or any member of the immediate family of any of these persons or entities controlled by any of them, had or will have a direct or indirect material interest, other than the compensation arrangements described in “Director Compensation” and “Executive Compensation.” It is our intention to ensure that any future transactions between us and our officers, directors and significant stockholders and their affiliates are approved by the audit committee and a majority of the members of the board, including a majority of the independent and disinterested members of the board, and are on terms no less favorable to us than those that we could obtain from unaffiliated third parties.

Contents
Beneficial Ownership of Common Stock
The following table sets forth the number of outstanding shares of common stock beneficially owned, and the percentage of the class beneficially owned, as of April 29, 2020, by:
•	each person known to us to be the beneficial owner of more than five percent of the then-outstanding shares of common stock;
•	each named executive officer included in “Executive Compensation—Summary Compensation Table,” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as amended;
•	each current director and each nominee for election as a director; and
•	all of our executive officers, directors and director nominees as a group.
The number of shares of common stock beneficially owned by each person is determined under the rules of the SEC. Under these rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares that the individual has the right to acquire by June 28, 2020 (60 days after April 29, 2020) through the exercise or conversion of a security or other right. Unless otherwise indicated, each person has sole investment and voting power, or shares such power with a family member, with respect to the shares set forth in the following table. The inclusion in this table of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares for any other purpose. As of April 29, 2020, there were 17,548,910 shares of common stock outstanding. Shares not outstanding, but deemed beneficially owned by virtue of the right of a person to acquire those shares, are treated as outstanding only for purposes of determining the number and percent of shares of common stock owned by such person or group. Unless otherwise noted below, the address of each person listed in the table is in care of Chembio Diagnostics, Inc., 555 Wireless Boulevard, Hauppauge, New York 11788.
	Common Stock Beneficially Owned
Beneficial Owner	Shares	%
5% Stockholders
Norman H. Pessin(1) 500 Fifth Avenue, Suite 2240 New York, New York 10010	1,367,587	7.8
Nantahala Capital Management, LLC(2) 130 Main Street, 2nd Floor New Canaan, Connecticut 06840	1,239,983	7.1
Laurence W. Lytton(3) 467 Central Park West New York, New York 10025	1,010,718	5.8
Royce & Associates, LP(4) 745 Fifth Avenue New York, New York 10151	991,492	5.6
Named Executive Officers and Directors
Neil A. Goldman(5)	129,236	*
Javan Esfandiari(6)	128,773	*
Gail S. Page(7)	88,815	*
Katherine L. Davis	90,143	*
John G. Potthoff(8)	65,897	*
Mary Lake Polan(9)	26,522	*
John J. Sperzel III(10) 91 Hartwell Avenue Lexington, MA 02421	31,815	*
Richard L. Eberly	-	*
All executive officers and directors as a group (7 persons)(11)	529,386	3.0
(footnotes appear on following page)

Contents
*	Less than 1%.
(1)	Based on an amended Schedule 13D filed on July 18, 2019.
(2)
Based on a Schedule 13G filed on February 14, 2020. As of December 31, 2019, Nantahala may be deemed to be the beneficial owner of 1,239,983 shares held by funds and separately managed accounts under its control, and as the managing members of Nantahala, each of Messrs. Wilmot B. Harkey and Daniel Mack may be deemed to be a beneficial owner of those shares.

(3)
Based on a Schedule 13G filed on March 20, 2020. Of the shares, 273,264 are held for the benefit of the Lytton-Kambara Foundation, 120,048 shares for the benefit of the AWL Family LLC, 21,000 for the benefit of the IKL Trust, 13,200 for the benefit of the WWL Trust, 9,100 for the benefit of the KLL Trust, and 45,290 shares for the benefit of other accounts of which the reporting person is deemed to have beneficial ownership.

(4)	Based on a Schedule 13G filed on January 21, 2020.
(5)	Includes (a) 20,725 restricted shares, one-half of which will vest on each of October 8, 2020 and 2021, and (b) options to acquire 41,666 shares.
(6)	Includes (a) 25,907 restricted shares, one-half of which will vest on each of October 8, 2020 and 2021, and (b) options to acquire 20,000 shares.
(7)	Includes (a) 30,864 restricted stock units scheduled to vest in full on May 15, 2020, and (b) options to acquire 28,125 shares.
(8)	Includes options to acquire 28,125 shares.
(9)	Includes options to acquire 18,750 shares.
(10)
Does not include shares of common stock underlying certain options that were received by Mr. Sperzel during his time as our Chief Executive Officer and President and that had vested as of the time of his resignation. The compensation committee of the board has determined that Mr. Sperzel failed to exercise such options in a timely manner prior to their expiration. Mr. Sperzel has asserted that he continues to have the right to exercise those options to acquire 266,666 shares for an aggregate exercise price of $943,126.

(11)	Includes the restricted shares, restricted stock units and options described in notes (5) through (9). Does not include any shares held by Mr. Sperzel.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act requires our executive officers and directors and any persons owning ten percent or more of the common stock to file reports with the SEC to report their beneficial ownership of common stock
Based solely upon a review of the Section 16(a) reports furnished to us, along with written representations from our executive officers and directors, we believe that all required reports were timely filed during 2019, except that one report reporting one transaction on behalf of John J. Sperzel III, our former Chief Executive Officer and President, was filed on an untimely basis.

Contents
Director Compensation
Our director compensation program is intended to enhance our ability to attract, retain and motivate non-employee directors of exceptional ability and to promote the common interest of directors and stockholders in enhancing the value of the common stock. The board of directors reviews director compensation at least annually based on recommendations by the nominating and governance committee. The nominating and governance committee has the sole authority to engage a consulting firm to evaluate director compensation.
Under our non-employee director compensation program, each qualifying non-employee director is eligible to receive compensation for board and committee service consisting of annual cash retainers and equity awards. Directors also may be paid for serving on ad hoc committees of the board. In 2019, our qualifying non-employee directors received the following compensation for their service on the board:
NON-EMPLOYEE DIRECTOR ANNUAL RETAINERS
Position	Annual Cash Retainer
Non-Executive Chair of the Board	65,000
All Other Independent Directors	30,000
Audit Committee Chair	12,500
Other Audit Committee Members	5,000
Compensation Committee Chair	8,500
Other Compensation Committee Members	3,000
Nominating and Governance Committee Chair	5,000
Other Nominating and Governance Committee Members	2,000
The following table shows the total compensation for non-employee directors during 2019. John J. Sperzel III, our former Chief Executive Officer and President was our sole executive officer who served as a member of the board during 2019, and he did not receive any additional compensation for his service as a director. In light of our financial position and circumstances, the compensation committee determined to forego any equity award grants to non-employee directors with respect to 2019.
2019 NON-EMPLOYEE DIRECTOR COMPENSATION TABLE
Director	Fees Earned or Paid in Cash($)(1)	Total($)
Katherine L. Davis	73,500	73,500
Gail S. Page(2)	43,500	43,500
Mary Lake Polan	40,500	40,500
John G. Potthoff	44,500	44,500
(1)	Consist of annual retainer fees, as described in the preceding table.
(2)
Effective January 9, 2020, Ms. Page was appointed as interim Chief Executive Officer, at which time she was no longer considered a non-employee director. Ms. Page served as interim Chief Executive Officer until March 16, 2020 and as transitional advisor through May 15, 2020. She was appointed to serve as Executive Chair of the Board commencing on April 23, 2020.

Contents
Executive Officers
The following table sets forth information, as of May 26, 2020, about our executive officers. Each executive officer serves at the discretion of the board of directors.
EXECUTIVE OFFICERS
Name	Age	Positions and Business Experience
Richard L. Eberly	55	Please see “Proposal 1. Election of Directors—Information Concerning Nominees for Election as Directors” at page 12.
Gail S. Page	64	Please see “Proposal 1. Election of Directors—Information Concerning Nominees for Election as Directors” at page 12.
Neil A. Goldman	52
Professional Experience
•   Executive Vice President and Chief Financial Officer since December 2017
•  Executive Vice President-Corporate Development and Chief Financial Officer at J.S. Held LLC, a consulting and project management firm, from May 2015 to November 2017
•  Finance Director for the Delphi Data Connectivity division of Delphi Corp., an automotive supplier, from October 2014 to April 2015
• Executive Vice President-Corporate Development and CFO from 2013 to September 2014, Senior Vice President-Chief Operating and Financial Officer from 2006 to 2013, and Chief Financial Officer from 2005 to 2006 at Unwired Technology LLC, an electronic communications equipment distributor
•   Chief Financial Officer at EPPCO Enterprises, a mechanics tools manufacturer, from 2003 to 2005
•   Certified Public Accountant
Education
•   Bachelor of Science degree in Business-Accountancy from Miami (Ohio) University

Javan Esfandiari	52
Professional Experience
•  Executive Vice President and Chief Scientific and Technology Officer since 2004 and Director of Research and Development, from 2000 to 2004
• Co-founder and Director of Research and Development of Sinovus Biotech AB, a developer of lateral flow technology, from 1997 to 2000
•  Director of Research and Development with On-Site Biotech/National Veterinary Institute, a government agency for veterinary medicine, from 1993 to 1997
Education
•   Master of Science degree in Molecular Biology from Lund University, Sweden
•  Bachelor of Science degree in Clinical Chemistry from Lund University, Sweden

There are no family relationships among our directors and executive officers.

Contents
Executive Compensation
Summary Compensation Table
We are eligible, and have chosen, to comply with the executive and director compensation disclosure rules applicable to a “smaller reporting company,” as defined in applicable SEC rules.
The following table provides information concerning the compensation paid for 2019 and 2018 to our “named executive officers” as of December 31, 2019, who consisted of our former Chief Executive Officer and President and our next two most highly compensated executive officers during 2019.
Name and Principal Position	Year	Salary($)	Bonus($)	Stock Awards($)(1)	All Other Compensation($)	Total($)
John J. Sperzel III(2)	2019	463,846	—	2,175,000	—	2,638,877
Former Chief Executive Officer and President	2018	416,847	89,250	950,000	—	1,456,097
Neil A. Goldman	2019	319,039	23,767	—	4,130	347,026
Executive Vice President and Chief Financial Officer	2018	294,231	50,400	300,000	2,769	647,000
Javan Esfandiari	2019	373,299	27,983	—	8,697	410,009
Executive Vice President and Chief Science and Technology Officer	2018	357,807	72,450	375,000	7,391	791,948
(1)
Reflects the aggregate grant date fair value of any restricted common stock granted determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation. Assumptions used in the calculation of this amount are included in Note 10. Equity Incentive to the Consolidated Financial Statements included in our Annual Report. This amount does not reflect the actual economic value realized by each named executive officer.

(2)
Mr. Sperzel resigned as our Chief Executive Officer and President and one of our directors effective as of January 3, 2020. For additional information, including severance benefits paid to Mr. Sperzel, see “—Employment Agreements” below

Narrative Explanation of the Summary Compensation Table
The compensation paid to our named executive officers consists of the following components:
•	base salary;
•	performance-based cash bonuses;
•	long-term incentive compensation in the form of restricted stock units and stock options; and
•	benefits consisting principally of housing subsidies and health and welfare plan contributions.
Grants of Plan-Based Awards
2019 Annual Incentive Bonus Plan
We have established an annual incentive bonus plan, or the bonus plan, intended to enhance stockholder value by aligning our performance with the variable-based compensation of our executive officers. Participants are eligible to receive incentive bonuses based on their individual performance, the performance of our company, the performance of the operating group in which they work, or other performance metrics established by the compensation committee with respect to a calendar year. In order to be eligible for a bonus for a calendar year, an individual must be identified by the compensation committee as a participant under the bonus plan for such year and must continue to be employed as of December 31 of that year and as of the payment date of the bonus. A participant hired after commencement of a plan year is eligible for a pro-rated bonus, based on the date of hire. For 2019, the compensation committee did not make any awards under the Annual Bonus Plan.

Contents
2019 Discretionary Bonuses
In light of numerous changes and developments during 2019, many of which could not be foreseen as of the beginning of 2019, and their individual performance during 2019, in March 2020 the compensation committee awarded discretionary bonuses to Neil A. Goldman in the amount of $23,767 and Javan Esfandiari in the amount of $27,983.
2019 Equity Awards
The following table sets forth certain information with respect to a grant of plan-based awards to John J. Sperzel III, the only named executive officer to whom we granted an award in 2019. Please see “—Outstanding Equity Awards at December 31, 2019” below for additional information regarding the vesting parameters applicable to this award.
Grantee	Grant Date	Award Type	Number of Securities	Equity Compensation Plan
John J. Sperzel III	June 18, 2019	Restricted stock	375,000	2019 Omnibus Incentive Plan
On February 20, 2020, the board of directors adopted Equity Award Grant Guidelines, or the Guidelines, in the form recommended by the compensation committee. The Guidelines are intended to establish procedures for granting of equity-based awards that minimize the opportunity – or the perception of an opportunity – for Chembio to time an equity award grant in a manner that could take advantage of any material nonpublic information or could result in an assertion that the equity award has been are priced at a value less than the fair market value of common stock on the grant date. Under the Guidelines, the compensation committee generally is to consider and, if approved, grant equity awards to our employees once annually during the first quarter of the fiscal year, on the first Monday that follows the date on which we file our Annual Report on Form 10-K. The Guidelines contemplate that the compensation committee may, from time to time, determine that it is in our best interests to deviate from the foregoing terms with respect to the grant of an equity award, in which case such Equity Award must be reviewed and approved by the board.
Outstanding Equity Awards at December 31, 2019
The following table sets forth information regarding each unexercised option held by each of our named executive officers as of December 31, 2019:
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price($)	Option Expiration Date	Number of Shares that have not Vested(#)(2)	Market Value of Shares that have not Vested($)
John J. Sperzel III	250,000	—	$3.4163	03/21/21	440,631(3)	2,808,339
	5,000	—	5.25	03/15/22	—	—
	—	20,000(4)	5.3666	03/31/24	—	—
Neil A. Goldman	83,334	41,667(5)	7.04	12/18/24	20,725(6)	199,996
Javan Esfandiari	20,000	—	5.64	03/11/21	25,907(6)	250,003
(1)	As of December 31, 2019, a total of 148,667 shares of common stock were subject to outstanding option that were not exercisable.
(2)	As of December 31, 2019, a total of 545,986 shares of common stock were subject to outstanding stock awards that had not vested.
(3)
375,000 shares of common stock were to vest on November 11, 2022, and one-half of the remaining 65,631 shares of common stock were to vest on each of October 8, 2020 and 2021. All of these unvested shares were forfeited upon Mr. Sperzel’s termination of employment as of January 3, 2020.

(4)	All of these options were to vest and become exercisable on March 31, 2020. Mr. Sperzel’s right to purchase these unvested shares was cancelled upon the termination of his employment.
(5)	All of these options will vest and become exercisable on December 18, 2020.
(6)	One-half of these shares will vest and become exercisable on each of October 8, 2020 and 2021.
For information regarding the vesting acceleration provisions applicable to the options held by our named executive officers, please see “—Employment Agreements” below.

Contents
Employment Agreements
Richard L. Eberly
Effective as of March 16, 2020, we entered into an employment agreement with Richard L. Eberly to serve as our Chief Executive Officer and President. The employment agreement provides for our at-will employment of Mr. Eberly as our Chief Executive Officer and President for an initial term commencing March 16, 2020 and expiring December 31, 2021. The term will extend automatically for additional calendar years as of each January 1 (commencing January 1, 2022), unless either party delivers, by no later than the immediately preceding October 1 (initially October 1, 2021), a written notice to the other party that the term will not be extended. Under the terms of the employment agreement, we will pay Mr. Eberly an annual base salary of $400,000, which amount is subject to annual review by the compensation committee and may be increased, but not decreased.  In accordance with the terms of the employment agreement, we granted to Mr. Eberly on March 16, 2020 a restricted stock unit, or RSU, award to acquire, without payment of any purchase price, up to 233,589 shares of common stock. Subject to Mr. Eberly’s continued service with us, the RSU award will vest in three equal installments as of March 16 of each of 2021, 2022 and 2023, except that vesting will accelerate in full upon the occurrence of a Change in Control or upon his death or Permanent Disability (each such capitalized term as defined in the employment agreement).  If Mr. Eberly’s employment is terminated or not renewed by us without Cause or by Mr. Eberly for Good Reason (each such capitalized term as defined in the employment agreement), the RSU award will vest in full and, in addition, we will be required to pay to Mr. Eberly an amount equal to his base salary and a pro rata bonus amount, each with respect to the year in which the termination occurs.
Mr. Eberly's employment agreement also contemplates that the board will nominate Mr. Eberly for election as a director at our 2020 Annual Meeting of Stockholders.
Gail S. Page
Effective January 9, 2020, we entered into a letter agreement, or the Interim CEO Agreement, with Gail S. Page with respect to her appointment to serve as our Interim Chief Executive Officer. The Interim CEO Agreement provided for the at-will employment of Ms. Page as our Interim Chief Executive Officer for a term that expired on March 16, 2020, when Richard L. Eberly began serving as our Chief Executive Officer and President. Under the terms of the Interim CEO Agreement, we agreed to pay Ms. Page a base salary at an annualized rate of $460,000 during the term of her service and we granted to her, under our 2019 Omnibus Incentive Plan, a total of 30,864 restricted shares of common stock, which shares vested when Mr. Eberly began serving as our Chief Executive Officer and President. In addition, in the Interim CEO Agreement Ms. Page agreed to make herself reasonably available to consult with our representatives on transition matters for a period of 60 days following the end of the term of the Interim CEO Agreement, for which she received transition service fees totaling approximately $77,000 for the 60-day period from March 17, 2020 through May 15, 2020.

Contents
Neil A. Goldman
Effective as of December 18, 2017 and as amended on January 21, 2019, we entered into an employment agreement with Neil A. Goldman to serve as our Chief Financial Officer and Executive Vice President. In the event Mr. Goldman's employment is terminated by reason of “disability” or for “cause,” each as defined in Mr. Goldman’s employment agreement, or due to Mr. Goldman's resignation or voluntary termination, all compensation, including his base salary, his right to receive a performance bonus, and benefits, and the vesting of any unvested equity awards, will cease as of his termination date, and Mr. Goldman will receive no severance benefits. If we terminate Mr. Goldman's employment without cause or Mr. Goldman terminates his employment for a “reasonable basis”, as defined in his employment agreement (which includes involuntary termination within a six-month period upon a “Change of Control”), then we will be required to pay Mr. Goldman his base salary and our monthly share of health insurance premiums for a period of twelve months as severance, and all of his unvested equity awards will vest immediately. Mr. Goldman’s employment agreement also contains provisions prohibiting Mr. Goldman from (i) soliciting our employees for a period of twenty-four months following his termination, (ii) soliciting our customers, agents, or other sources of distribution of our business for a period of twelve months following his termination, and (iii) except where termination is involuntary upon a “Change in Control”, for a period of twelve months following termination of Mr. Goldman’s employment agreement (or for a period of six months after termination if Mr. Goldman is not entitled to severance under his employment agreement), competing with us. Mr. Goldman’s employment agreement continued in effect through December 31, 2019, and commencing on January 1, 2020 and each January 1 thereafter, the term will be automatically extended for one additional year.
Javan Esfandiari
Effective as of March 5, 2016 and as amended on March 20, 2019, we entered into an employment agreement with Javan Esfandiari to continue as our Chief Scientific & Technology Officer and Executive Vice President for an additional term through December 31, 2021. In the event Mr. Esfandiari's employment is terminated by reason of “disability” or for “cause,” each as defined in Mr. Esfandiari’s employment agreement, or due to Mr. Esfandiari's resignation or voluntary termination, all compensation, including his base salary, his right to receive a performance bonus, and benefits, and the vesting of any unvested equity awards, will cease as of his termination date, and Mr. Esfandiari will receive no severance benefits. If Mr. Esfandiari’s employment agreement is terminated by us without cause, or if Mr. Esfandiari terminates his employment agreement for a “reasonable basis”, as defined in his employment agreement, including within 12 months of a change in control, we will be required to pay his base salary and our monthly share of health insurance premiums for a period of twelve months as severance, and all of his unvested equity awards will vest immediately. Mr. Esfandiari’s employment agreement also contains provisions prohibiting Mr. Esfandiari from (i) soliciting our employees for a period of 24 months following his termination, (ii) soliciting our customers, agents, or other sources of distribution of our business for a period of twelve months following his termination, and (iii) except where termination is involuntary upon a “Change in Control”, for a period of twelve months following his termination, competing with us.

Contents
John J. Sperzel III
Effective as of March 13, 2017, we entered into an employment agreement with John J. Sperzel III, which we refer to as the Sperzel Employment Agreement, to serve as Chief Executive Officer for a term of three years. Under the Sperzel Employment Agreement:
•
if Mr. Sperzel's employment were to be terminated by reason of “disability” or for “cause,” each as defined in the employment agreement, all compensation, including his base salary, his right to receive a performance bonus, and the vesting of any unvested equity awards, would cease as of his termination date and he would receive no severance benefits; and

•
we would be required to pay Mr. Sperzel severance benefits that included continued base salary for twelve months, a pro rata annual bonus (based on actual performance), continued payment of our monthly share of health insurance premiums for twelve months, and accelerated vesting of his outstanding equity awards if:

•
Mr. Sperzel's employment were to be terminated by us without “cause” or by Mr. Sperzel for a “reasonable basis” (each as in Sperzel Employment Agreement, which included involuntary termination within a six-month period upon a defined change of control of Chembio); or

•	we and Mr. Sperzel did not enter into a new employment agreement prior to expiration of the Sperzel Employment Agreement for any reason.
The Sperzel’s Employment Agreement contained provisions prohibiting Mr. Sperzel from (i) soliciting our employees for a period of two years following his termination, (ii) soliciting our customers, agents and other sources of distribution for a period of one year following his termination, and (iii) except where termination is involuntary upon a defined change in control, competing with us during the period in which he is entitled to severance, or for a period of six months if he is not entitled to severance payments under his employment agreement.
Effective as of January 7, 2020, we entered into a Separation and Release Agreement with Mr. Sperzel, which we refer to as the Separation Agreement, under which Mr. Sperzel’s resignation was deemed effective as of 5 p.m. (Eastern time) on January 3, 2020. The Separation Agreement provided for our payment to Mr. Sperzel of unpaid base salary and unreimbursed business expenses through his separation date, together with a severance payment of $1,000,000 payable over twelve months, as would have been required under the Sperzel Employment Agreement as the result of a replacement employment agreement with Mr. Sperzel not being executed. In consideration for the severance payment, Mr. Sperzel agreed to: (a) release claims in favor of our company and our subsidiaries and affiliated companies; (b) consult with us on transition matters for ninety days; (c) comply with various restrictive covenants, including a perpetual nondisparagrement covenant, a perpetual confidentiality covenant, a covenant not to solicit our employees for two years, a covenant not to interfere with our customers and business partners for one year, and a covenant not to compete with our business activities for one year; and (d) assist us in connection with any litigation or other disputes. As described in the preceding paragraph, under the Sperzel Employment Agreement, we were obligated to pay certain severance benefits to Mr. Sperzel if we did not enter into a new employment agreement with him by March 13, 2020. Those severance benefits under the Sperzel Employment Agreement included continued base salary for twelve months, a pro rata annual bonus (based on actual performance), continued payment of our monthly share of health insurance premiums for twelve months, and accelerated vesting of his outstanding equity awards. Under the Separation Agreement, Mr. Sperzel agreed that none of his 440,631 restricted shares of common stock and none of his unvested options to acquire 8,333 shares of common stock would accelerate, notwithstanding the terms of the Sperzel Employment Agreement.

Contents
Equity Compensation Plan Information
The following table provides information as of December 31, 2019 with respect to shares of common stock that may be issued under equity plans and standalone option grants:
COMMON STOCK ISSUABLE UNDER EQUITY PLANS
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants	Number of Securities to be Issued Upon Exercise of Outstanding Restricted Stock Units	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by stockholders(1)	642,625	$5.79	13,817	$9.65	2,173,667
Equity compensation plans not approved by stockholders	—	—	—	—	—
Totals	642,625		13,817		2,173,667
(1)
“Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights” consists of 99,132 shares under the 2008 Stock Incentive Plan, 336,625 shares under the 2014 Stock Incentive Plan, and 206,868 shares issued outside of those plans. "Number of Securities to be Issued Upon Exercise of Outstanding Restricted Stock Unit” consists of 13,817 shares under the 2014 Stock Incentive Plan. “Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans” consists of 2,173,667 shares available under the 2019 Omnibus Incentive Plan.

Contents
Accounting Matters
Principal Independent Auditor Fees
The following table sets forth the aggregate fees billed to us by BDO for professional services rendered for the fiscal years ended December 31, 2019 and 2018:
	2019	2018
Audit Fees(1)	$442,500	$548,863
Audit-related Fees(2)	83,500	87,780
Tax Fees(3)	15,375	21,000
All Other Fees	$541,375	$657,643
(1)
Includes services relating to the audit of annual consolidated financial statements, review of quarterly consolidated financial statements, statutory audits, comfort letters, and consents and review of documentation filed with SEC-registered and other securities offerings.

(2)	Includes services related to assistance with general accounting matters, work performed on acquisitions and divestitures, employee benefit plan audits and assistance with statutory audit matters.
(3)	Includes services for tax compliance, tax advice and tax planning.
Audit Committee Pre-Approval Policies and Procedures
The audit committee approves in advance all audit and non-audit services performed by the independent registered public accounting firm. There are no other specific policies or procedures relating to the pre-approval of services performed by the independent registered public accounting firm.
Report of Audit Committee
The Audit Committee of the Board of Directors consists entirely of members who meet the independence requirements of Nasdaq and the rules and regulations of the SEC, as determined by the board of directors. The Audit Committee is responsible for providing independent, objective oversight of the financial reporting processes and internal controls of Chembio Diagnostics, Inc., or Chembio. The Audit Committee operates under a written charter approved by the board. A copy of the current charter is available on Chembio’s website at chembiodiagnosticsinc.gcs-web.com/static-files/9834f839-d259-45c5-8b25-f6fce52b724a.
Management is responsible for Chembio’s system of internal control and financial reporting processes, for the preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles and for the annual report on Chembio’s internal control over financial reporting. The independent auditor is responsible for performing an independent audit of Chembio s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or PCAOB, and for issuing a report on the financial statements and the effectiveness of Chembio’s internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes. Audit Committee members do not serve as professional accountants or auditors for Chembio, and their functions are not intended to duplicate or certify the activities of Chembio’s management or independent auditor.
Consistent with its monitoring and oversight responsibilities, the Audit Committee met with management and BDO USA, LLP, or BDO, the former independent auditor of Chembio, to review and discuss the December 31, 2019 audited consolidated financial statements. Management represented that Chembio had prepared the consolidated financial statements in accordance with U.S. generally accepted accounting principles. The Audit Committee discussed with BDO the matters required by the PCAOB in accordance with Auditing Standard No. 1301, “Communications with Audit Committees.”
The Audit Committee received from BDO the written communication that is required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and the Audit Committee discussed with BDO that firm’s independence. The Audit Committee also considered whether BDO’s provision of non-audit services and the audit and non-audit fees paid to BDO were compatible with maintaining that firm’s independence. On the basis of these reviews, the Audit Committee determined that BDO has the requisite independence.

Contents
Management completed the documentation, testing and evaluation of Chembio’s system of internal control over financial reporting as of December 31, 2019 as required by Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee received periodic updates from management and BDO at Audit Committee meetings throughout the year and provided oversight of the process. Prior to filing Chembio’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, or the Form 10-K, with the SEC, the Audit Committee also reviewed management’s report on the effectiveness of Chembio’s internal control over financial reporting contained in the Form 10-K, as well as the Report of Independent Registered Public Accounting Firm provided by BDO and also included in the Form 10‑K. BDO’s report included in the Form 10-K related to its audit of Chembio’s consolidated financial statements and the effectiveness of Chembio’s internal control over financial reporting.
Based upon the Audit Committee’s discussions with management and BDO and the Audit Committee’s review of the information provided by, and the representations of, management and BDO, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements as of and for the year ended December 31, 2019 be included in Chembio’s Annual Report on Form 10-K for the year ended December 31, 2019. The Audit Committee selected Ernst & Young LLP as Chembio’s independent auditor for the fiscal year ending December 31, 2020, and recommended that the selection be submitted for ratification by the stockholders of Chembio.
Audit Committee
John G. Potthoff, Chair
Katherine L. Davis
Mary Lake Polan

Contents
Stockholder Proposals for 2021 Annual Meeting
In order for stockholder proposals for the 2021 Annual Meeting of Stockholders to be eligible for inclusion in the proxy statement and the form of proxy card for that meeting, we must receive the proposals at our corporate headquarters, 555 Wireless Boulevard, Hauppauge, New York 11788, directed to the attention of our Secretary, no later than                  , 2021, which is 120 calendar days prior to the anniversary of the date of the initial release of this Proxy Statement to our stockholders. If the date of the 2021 Annual Meeting of Stockholders is changed by more than 30 days from the anniversary of the date of the 2020 Annual Meeting of Stockholders, however, the deadline will be a reasonable time before we begin to print and send our proxy materials for the 2021 Annual Meeting of Stockholders. In addition, all proposals will need to comply with Rule 14a-8 of the Securities Exchange Act, which sets forth the requirements for the inclusion of stockholder proposals in our sponsored proxy materials.
Notice of any director nomination or other stockholder proposals before the 2021 Annual Meeting of Stockholders, but that are not intended to be included in the proxy statement and form of proxy relating to the 2021 Annual Meeting of Stockholders, must be delivered to our corporate headquarters, 555 Wireless Boulevard, Hauppauge, New York 11788, directed to the attention of our Secretary, no earlier than March 30, 2020 and no later than April 29, 2020. If the 2021 Annual Meeting of Stockholders is held before June 28, 2021 or after October 6, 2021, however, proposals must be delivered no earlier than 120 days before the date of the 2021 Annual Meeting of Stockholders and no later than the later of 90 days before the date of the 2021 Annual Meeting of Stockholders and the tenth day following the day on which we first  publicly announce the date of the 2021 Annual Meeting of Stockholders. In addition, your notice must set forth the information required by our bylaws with respect to each director nomination or other proposal that you intend to present at the 2021 annual meeting of stockholders. A copy of our current Nevada Bylaws is available at sec.gov/Archives/edgar/data/1092662/000114036118038547/ex3_2.htm, and a copy of the Delaware Bylaws, which will apply if Proposal 2 is approved and the Reincorporation is effected, is included as Appendix D to this Proxy Statement.
Delivery of Documents to Security Holders Sharing an Address
SEC rules permit us to deliver one Notice of Internet Availability to two or more stockholders who share an address, unless we have received contrary instructions from one or more of the stockholders. This delivery method, which is known as “householding,” can reduce our expenses for printing and mailing. Any stockholder of record at a shared address to which a single copy of the Notice of Internet Availability was delivered may request a separate Notice of Internet Availability, or a separate copy of the 2020 Annual Report and this Proxy Statement, by calling Alliance Advisors at +1.877.777.2857, or sending a letter to Shareholder Services at Chembio Diagnostics, Inc., 555 Wireless Boulevard, Hauppauge, New York 11788, to the attention of our Secretary. Stockholders of record who wish to receive separate copies of these documents in the future may also contact us as stated above. Stockholders of record who share an address and receive two or more copies of the Notice of Internet Availability may contact us as stated above to request delivery of a single copy. A stockholder who holds shares in “street name” and who wishes to obtain copies of proxy materials should follow the instructions on the stockholder’s voting instruction form or should contact the holder of record.
Other Matters
We will pay all expenses of preparing, printing and mailing, and making available over the Internet, the Annual Meeting proxy materials, as well as all other expenses of soliciting proxies for the Annual Meeting on behalf of the board of directors. Certain of our directors, officers and employees, who will receive no compensation in addition to their regular salary or other compensation, may solicit proxies by personal interview, mail, telephone, facsimile, email, Internet or other means of electronic transmission.

Contents
Appendix A
Plan of Conversion
of
CHEMBIO DIAGNOSTICS, INC.,
A Nevada Corporation,
into
CHEMBIO DIAGNOSTICS, INC.

A Delaware Corporation

This Plan of Conversion has been adopted by Chembio Diagnostics, Inc., a Nevada corporation (the “Company”), as of                   , 2020 ( the “Plan”).

Whereas, the Company is a corporation organized and existing under the laws of the State of Nevada;

Whereas, the Board of Directors of the Company (the “Board”) has determined that it would be advisable and in the best interests of the Company and its stockholders for the Company to convert from a Nevada corporation to a Delaware corporation (the “Conversion”) pursuant to Section 265 of the General Corporation Law of the State of Delaware (the “DGCL”) and Sections 92A.120 and 92A.250 of the Nevada Revised Statutes (the “NRS”);

Whereas, the form, terms and provisions of this Plan have been authorized, approved and adopted by the Board;

Whereas, the Board has submitted this Plan to the stockholders of the Company for approval; and

Whereas, this Plan has been authorized, approved and adopted by the holders of a majority of the voting power of the stockholders of the Company.

Now, Therefore, the Company hereby adopts this Plan as follows:

1.	Conversion.

(a)       Conversion. On the Effective Time (as defined below), the Company shall be converted from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Sections 92A.120 and 92A.250 of the NRS and the Company, as converted to a Delaware corporation (the “Converted Entity”), shall thereafter be subject to all of the provisions of the DGCL, except that notwithstanding Section 106 of the DGCL, the existence of the Converted Entity shall be deemed to have commenced on the date the Company commenced its existence in the State of Nevada.

(b)       Succession. On the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its stockholders, the Converted Entity shall, for all purposes of the laws of the State of Delaware, be deemed to be the same entity as the Company existing immediately prior to the Effective Time. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its stockholders, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of the Company existing immediately prior to the Effective Time, and all property, real, personal and mixed, and all debts due to the Company existing immediately prior to the Effective Time, as well as all other things and causes of action belonging to the Company existing immediately prior to the Effective Time, shall remain vested in the Converted Entity and shall be the property of the Converted Entity, and the title to any real property vested by deed or otherwise in the Company existing immediately prior to the Effective Time shall not revert or be in any way impaired by reason of the Conversion; but all rights of creditors and all liens upon any property of the Company existing immediately prior to the Effective Time shall be preserved unimpaired, and all debts, liabilities and duties of the Company existing immediately prior to the Effective Time shall remain attached to the Converted Entity upon the Effective Time, and may be enforced against the Converted Entity to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Converted Entity in its capacity as a corporation of the State of Delaware. The rights, privileges, powers and interests in property of the Company existing immediately prior to the Effective Time, as well as the debts, liabilities and duties of the Company existing immediately prior to the Effective Time, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Converted Entity upon the Effective Time for any purpose of the laws of the State of Delaware. The Conversion shall not be deemed to affect any obligations or liabilities of the Company incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion.

Contents
(c)        Name of Converted Entity. The name of the Converted Entity shall be “Chembio Diagnostics, Inc.”

2.        Filings. As promptly as practicable following the adoption of this Plan by the Board and the stockholders of the Company, the Company shall cause the Conversion to be effective by:

(a)
executing and filing (or causing the execution and filing of) Articles of Conversion pursuant to Section 92A.205 of the NRS, substantially in the form of Exhibit A hereto (the “Nevada Articles of Conversion”), with the Secretary of State of the State of Nevada;

(b)
executing and filing (or causing the execution and filing of) a Certificate of Conversion pursuant to Sections 103 and 265 of the DGCL, substantially in the form of Exhibit B hereto (the “Delaware Certificate of Conversion”), with the Secretary of State of the State of Delaware; and

(c)
executing and filing (or causing the execution and filing of) a Certificate of Incorporation of the Converted Entity, substantially in the form of Exhibit C hereto (the “Delaware Charter”), with the Secretary of State of the State of Delaware.

3.        Effective Time. The Conversion shall become effective upon the last to occur of the filing of the Nevada Articles of Conversion, the Delaware Certificate of Conversion and the Delaware Charter (the time of the effectiveness of the Conversion, the “Effective Time”).

4.        Effect of Conversion.

(a)       Effect on Common Stock. On the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its stockholders, each share of Common Stock, $0.01 par value per share, of the Company (“Company Common Stock”) that is issued and outstanding immediately prior to the Effective Time shall convert into one validly issued, fully paid and nonassessable share of Common Stock, $0.0001 par value per share, of the Converted Entity (“Converted Entity Common Stock”).

(b)       Effect on Outstanding Stock Options. On the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its stockholders, each option to acquire shares of Company Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent option to acquire, upon the same terms and conditions (including the vesting schedule and exercise price per share applicable to each such option) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Entity Common Stock.

Contents
(c)        Effect of Conversion on Shares of Restricted Stock. On the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its stockholders, each restricted share of Company Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent restricted share of Converted Entity Common Stock with the same terms and conditions (including the vesting schedule applicable to each such share) as were in effect immediately prior to the Effective Time.

(d)       Effect of Conversion on Restricted Stock Units and Other Rights. On the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its stockholders, each restricted stock unit or other right to acquire shares of Company Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent restricted stock unit or other right to acquire, upon the same terms and conditions (including the vesting schedule and exercise price per share applicable to each such right) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Entity Common Stock.

(e)        Effect on Stock Certificates. All of the outstanding certificates representing shares of Company Common Stock or Company Preferred Stock immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Converted Entity Common Stock.

(f)        Effect on Employee Benefit, Equity Incentive or Other Similar Plans. On the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its stockholders, each employee benefit plan, equity incentive plan or other similar plan to which the Company is a party shall continue to be a plan of the Converted Entity. To the extent that any such plan provides for the issuance of Company Common Stock, upon the Effective Time, such plan shall be deemed to provide for the issuance of Converted Entity Common Stock.

(g)        Effect of Conversion on Directors and Officers. On the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its stockholders, the members of the Board and the officers of the Company holding their respective offices in the Company existing immediately prior to the Effective Time shall continue in their respective offices as members of the Board of Directors and officers, respectively, of the Converted Entity.

(h)        Tax Reporting. The Conversion is intended to constitute a tax-free reorganization qualifying under Section 368(a) of the Internal Revenue Code of 1986, as amended.

5.        Further Assurances. If, at any time after the Effective Time, the Converted Entity shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan, (a) to vest, perfect or confirm, of record or otherwise, in the Converted Entity its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company existing immediately prior to the Effective Time, or (b) to otherwise carry out the purposes of this Plan, the Converted Entity and its officers and directors (or their designees), are hereby authorized to solicit in the name of the Converted Entity any third-party consents or other documents required to be delivered by any third party, to execute and deliver, in the name and on behalf of the Converted Entity, all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Converted Entity, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company existing immediately prior to the Effective Time and otherwise to carry out the purposes of this Plan.

Contents
6.        Bylaws. On the Effective Time, the bylaws of the Converted Entity shall be the Bylaws of Chembio Diagnostics, Inc., substantially in the form of Exhibit D hereto.

7.        Termination. At any time before the Effective Date, this Plan may be terminated and the Conversion may be abandoned by the Board, notwithstanding the approval of this Plan by the stockholders of the Company or the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the Board, such action would be in the best interests of the Company. In the event of termination of this Plan, this Plan shall become void and of no effect and there shall be no liability on the part of the Company, the Board or the Company’s stockholders with respect thereto, except that the Company shall pay all expenses incurred in connection with the Conversion or in respect of this Plan or relating thereto.

8.       Miscellaneous.

(a)        After the Effective Time, a copy of this Plan will be kept on file at the offices of the Converted Entity, and any stockholder of the Converted Entity (or former stockholder of the Company) may request a copy of this Plan at no charge at any time.

(b)        This Plan shall not confer any rights or remedies upon any person other than as expressly provided herein.

(c)       Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

(d)        For the purposes of this Plan (i) the titles used in this Plan are used for convenience only and are not to be considered in construing or interpreting this Plan, (ii) the word “including” as used in this Plan shall not be construed so as to exclude any other thing not referred to or described, (iii) the word “or” is not exclusive, and (iv) the Exhibits attached to this Plan are incorporated in and made a part of this Plan as if set forth herein.

In Witness Whereof, the undersigned hereby causes this Plan to be duly executed as of the date and year first above written.

Chembio Diagnostics, Inc.

By:
Richard L. Eberly
Chief Executive Officer and President

Contents
[Note:	The exhibits to the foregoing Plan of Conversion are included separately as appendices to this Proxy Statement as follows:
Exhibit A. Nevada Articles of Conversion	Appendix E to Proxy Statement

Exhibit B. Delaware Certificate of Conversion	Appendix B to Proxy Statement

Exhibit C. Delaware Charter	Appendix C to Proxy Statement

Exhibit D. Bylaws of Converted Entity	Appendix D to Proxy Statement]

Contents
Appendix B
STATE OF DELAWARE
CERTIFICATE OF CONVERSION
FROM A NON-DELAWARE CORPORATION
TO A DELAWARE CORPORATION
PURSUANT TO SECTION 265 OF THE
DELAWARE GENERAL CORPORATION LAW

1.)	The jurisdiction where the Non-Delaware Corporation first formed is Nevada.

2.)	The jurisdiction immediately prior to filing this Certificate is Nevada.

3.)	The date the Non-Delaware Corporation first formed is May 14, 1999.

4.)	The name of the Non-Delaware Corporation immediately prior to filing this Certificate is Chembio Diagnostics, Inc.

5.)	The name of the Corporation as set forth in the Certificate of Incorporation is Chembio Diagnostics, Inc.

IN WITNESS WHEREOF, the undersigned being duly authorized to sign on behalf of the converting Non-Delaware Corporation has executed this Certificate on the            day of                    , A.D. 2020.

By:

Name:	Richard L. Eberly Print or Type

Title:	CEO and President Print or Type

B-1

Contents
Appendix C
Certificate of Incorporation

of

CHEMBIO DIAGNOSTICS, INC.

First:          The name of the corporation is Chembio Diagnostics, Inc. (the “Corporation”).

Second:      The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive, Wilmington, County of New Castle, Delaware 19808. The registered agent at such address is Corporation Service Company.

Third:        The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law (the “DGCL”).

Fourth:      The total number of shares of stock that the Corporation shall have authority to issue shall be 110,000,000 shares, consisting of 100,000,000 shares of Common Stock, par value $0.0001 per share (“Common Stock”), and 10,000,000 shares of Preferred Stock, par value $0.0001 per share (“Preferred Stock”). Subject to the rights of the holders of any series of Preferred Stock then outstanding, the number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL, and no vote of holders of Common Stock or Preferred Stock voting separately as a class shall be required therefor.

A.	COMMON STOCK

1.       General. All shares of Common Stock will be identical and will entitle the holders thereof to the same rights, powers and preferences. The rights, powers and preferences of the holders of Common Stock are subject to and qualified by the rights, powers and preferences of holders of Preferred Stock.

2.      Dividends. Dividends may be declared and paid on Common Stock from funds lawfully available therefor as and when determined by the Board of Directors of the Corporation (the “Board”) and subject to any preferential dividend rights of any then-outstanding Preferred Stock.

3.       Dissolution, Liquidation or Winding Up. In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or involuntary, each issued and outstanding share of Common Stock shall entitle the holder thereof to receive an equal portion of the net assets of the Corporation available for distribution to the holders of Common Stock, subject to any preferential rights of any then-outstanding Preferred Stock.

4.       Voting Rights. Except as otherwise required by law or this Certificate of Incorporation, each holder of Common Stock shall have one vote in respect of each share of Common Stock held of record by such holder on the books of the Corporation for the election of directors and on all matters submitted to a vote of stockholders of the Corporation. Except as otherwise required by law or provided herein, holders of Common Stock shall vote together with holders of Preferred Stock as a single class, subject to any special or preferential voting rights of any then-outstanding Preferred Stock. There shall be no cumulative voting.

Contents
B.	PREFERRED STOCK

1.       Issuance of Series. Preferred Stock may be issued in one or more series at such time or times and for such consideration or considerations as the Board may determine. Each series shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. Except as otherwise provided in this Certificate of Incorporation or by applicable law, different series of Preferred Stock shall not be construed to constitute different classes of shares for the purpose of voting by classes.

2.       Authorization of Series. The Board is expressly authorized to provide for the issuance of all or any shares of the undesignated Preferred Stock in one or more series, each with such designations, preferences, voting powers (or special, preferential or no voting powers), relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions adopted by the Board to create such series, and a certificate of said resolution or resolutions (a “Certificate of Designation”) shall be filed in accordance with the DGCL. The authority of the Board with respect to each such series shall include the right to provide that the shares of each such series may be: (a) subject to redemption at such time or times and at such price or prices; (b) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; (c) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; (d) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock of the Corporation at such price or prices or at such rates of exchange and with such adjustments, if any; (e) entitled to the benefit of such limitations, if any, on the issuance of additional shares of such series or shares of any other series of Preferred Stock; or (f) entitled to such other preferences, powers, qualifications and rights, all as the Board may deem advisable and as are not inconsistent with law and the provisions of this Certificate of Incorporation.

Fifth:

1.      Number of Directors. The number of directors of the Corporation shall be determined exclusively by resolution adopted by a majority of the Entire Board. For purposes of this Certificate of Incorporation, the term “Entire Board” means the total number of authorized directors whether or not there exists any vacancies in previously authorized directorships.

2.       Election of Directors. Unless required by the Bylaws of the Corporation (as amended from time to time, the “Bylaws”), the election of the Board need not be by written ballot.

3.      Vacancies and Newly Created Directorships. Any vacancy in the Board, however occurring, and any newly created directorship resulting from an enlargement of the Board, may be filled only by vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director.

Sixth:         The following provisions are included for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its Board and stockholders:

Contents
1.      General. The business and affairs of the Corporation shall be managed by or under the direction of the Board.

2.      Bylaws. The Board is expressly authorized to adopt, amend or repeal the Bylaws. The stockholders shall also have the power to adopt, amend or repeal the Bylaws, provided that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law, a Certificate of Designation or this Certificate of Incorporation, the amendment of the Bylaws by the Corporation’s stockholders shall require the affirmative vote of the holders of at least two-thirds of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

3.       Books. The books of the Corporation may be kept at such place within or without the State of Delaware as the Bylaws may provide or as may be designated from time to time by the Board.

Seventh:     Subject to the rights of holders of any series of Preferred Stock, no action shall be taken by the stockholders of the Corporation except at a duly called annual or special meeting of stockholders of the Corporation called in accordance with the Bylaws and no action shall be taken by the stockholders by written consent or electronic transmission. Special meetings of stockholders may be called only on the order of a majority of the Entire Board, the Chair of the Board, the Chief Executive Officer or the President (in the absence of the Chief Executive Officer). Advance notice of stockholder nominations for the election of directors of the Corporation and of business to be brought by stockholders before any meeting of stockholders of the Corporation shall be given in the manner provided in the Bylaws. Business transacted at special meetings of stockholders shall be confined to the purpose or purposes stated in the notice of meeting.

Eighth:      The Corporation shall indemnify, and advance expenses to, its officers and directors in the manner provided in the Bylaws.

Ninth:        No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, for any act or omission, except that a director may be liable (a) for breach of the director’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL, or (d) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of the directors shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. The elimination and limitation of liability provided herein shall continue after a director has ceased to occupy such position as to acts or omissions occurring during such director’s term or terms of office. Any amendment, repeal or modification of this Article Ninth shall not adversely affect any right of protection of a director of the Corporation existing at the time of such repeal or modification.

Contents
Tenth:
1.      Exclusive Forum for Internal Corporate Claims. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery in the State of Delaware shall be the sole and exclusive forum for all “internal corporate claims.” “Internal corporate claims” means claims, including claims in the right of the Corporation, (i) that are based upon a violation of a duty by a current or former director or officer or stockholder in such capacity or (ii) as to which Title 8 of the Delaware Code confers jurisdiction upon the Court of Chancery, except for, as to each of (i) through (ii) above, any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or for which the Court of Chancery does not have subject matter jurisdiction; provided, however, if (and only if) the Court of Chancery declines to accept jurisdiction over a particular matter, the U.S. District Court for the District of Delaware shall be the sole and exclusive forum for all internal corporate claims unless the Corporation consents in writing to the selection of an alternative forum; provided, however, if (and only if) the U.S. District Court for the District of Delaware declines to accept jurisdiction over a particular matter, the Superior Court of the State of Delaware (Complex Commercial Litigation Division) shall be the sole and exclusive forum for all internal corporate claims unless the Corporation consents in writing to the selection of an alternative forum.

2.      Exclusive Forum for Claims Under Securities Act of 1933. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933.

3.      Severability; Notice and Consent. If any provision or provisions of this Article Tenth shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article Tenth (including each portion of any sentence of this Article Tenth containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby. Any person or entity purchasing or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and consented to this Article Tenth.

Eleventh: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation, provided that, notwithstanding any other provision of this Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least two-thirds of the voting power of the outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal, or adopt any provision of this Certificate of Incorporation inconsistent with Article Fifth, Article Sixth, Article Seventh, Article Ninth, Article Tenth or this Article Eleventh.

Richard L. Eberly
Chief Executive Officer and President

Dated: , 2020

Contents
Appendix D

Bylaws

of

CHEMBIO DIAGNOSTICS, INC.

(Adopted as of                   , 2020)

Contents

i

Contents

ii

Contents
ARTICLE I
Meetings of Stockholders
Section 1.1.                       Annual Meetings. If required by applicable law, an annual meeting of stockholders shall be held for the election of directors at such date, time and place, if any, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors (the “Board”) of Chembio Diagnostics, Inc., a Delaware corporation (the “Corporation”) from time to time. Any other proper business may be transacted at the annual meeting.
Section 1.2.                     Special Meetings. Special meetings of stockholders for any purpose or purposes, unless otherwise prescribed by statute or by the Corporation’s certificate of incorporation, as amended, restated, supplemented or otherwise modified (the “Certificate of Incorporation”), may be called at any time by the order of a majority of the Entire Board, the Chair of the Board, the Chief Executive Officer or the President (in the absence of a Chief Executive Officer), but such special meetings may not be called by any other person or persons. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice. For purposes of these bylaws, the term “Entire Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships.
Section 1.3.                       Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting shall be given that shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, the notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at the meeting as of the record date for determining the stockholders entitled to notice of the meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation.
Section 1.4.                       Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for determination of stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix as the record date for determining stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record as of the record date so fixed for notice of such adjourned meeting.
Section 1.5.                    Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, at each meeting of stockholders the presence in person or by proxy of the holders of not less than one-third in voting power of the outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, then either (a) the chairperson of the meeting or (b) the stockholders so present (in person or by proxy) and entitled to vote may adjourn the meeting from time to time in the manner provided in Section 1.4 of these Bylaws until a quorum shall attend. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any subsidiary of the Corporation to vote stock, including its own stock, held by it in a fiduciary capacity.

Contents
Section 1.6.                        Organization. Meetings of stockholders shall be presided over by the Chair of the Board or, in his or her absence, by the Chief Executive Officer or, in his or her absence, by the President or, in his or her absence, by a Vice President or, in the absence of all of the foregoing persons, by a chairperson designated by the Board or, in the absence of such designation, by a chairperson chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairperson of the meeting may appoint any person to act as secretary of the meeting.
Section 1.7.                      Voting; Proxies. Except as otherwise provided by or pursuant to the provisions of the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder that has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the Corporation a revocation of the proxy or a new proxy bearing a later date. Voting at meetings of stockholders need not be by written ballot. At all meetings of stockholders for the election of directors at which a quorum is present, a plurality of the votes cast shall be sufficient to elect. All other elections and questions presented to the stockholders at a meeting at which a quorum is present shall, unless otherwise provided by the Certificate of Incorporation, these Bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or applicable law or pursuant to any regulation applicable to the Corporation or its securities, be decided by the affirmative vote of the holders of a majority in voting power of the shares of stock of the Corporation that are present in person or by proxy and entitled to vote thereon.
Section 1.8.                        Fixing Date for Determination of Stockholders of Record.
(a)               In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall, unless otherwise required by law, not be more than sixty nor less than ten days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting, provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

Contents
(b)             In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix a record date, which shall not be more than sixty days prior to such other action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.
Section 1.9.                   List of Stockholders Entitled to Vote. The Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, if the record date for determining the stockholders entitled to vote is less than ten days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting at least ten days prior to the meeting (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting or (b) during ordinary business hours at the principal place of business of the Corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 1.9 or to vote in person or by proxy at any meeting of stockholders.
Section 1.10.               Informed Action of Stockholders. No action shall be taken by the stockholders except at an annual or special meeting of stockholders called in accordance with these Bylaws, and no action shall be taken by the stockholders by written consent or electronic transmission.
Section 1.11.                  Inspectors of Election. The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall (a) ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each such share, (b) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots, (c) count all votes and ballots, (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (e) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspectors' count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

Contents
Section 1.12.                  Conduct of Meetings. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the person presiding over any meeting of stockholders shall have the right and authority to convene and (for any or no reason) to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such presiding person, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the presiding person of the meeting, may include the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the presiding person of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants. The presiding person at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such presiding person should so determine, such presiding person shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.
Section 1.13.                    Notice of Stockholder Business and Nominations.
(a)                            Annual Meetings of Stockholders.
(i)            Nominations of persons for election to the Board of the Corporation and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders only (A) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (B) by or at the direction of the Board or any committee thereof or (C) by any stockholder of the Corporation who was a stockholder of record of the Corporation at the time the notice provided for in this Section 1.13 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 1.13.

Contents
(ii)            For any nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of paragraph (a)(i) of this Section 1.13, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and any such proposed business (other than the nominations of persons for election to the Board) must constitute a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth day, nor earlier than the close of business on the one hundred twentieth day, prior to the first anniversary of the preceding year's annual meeting (provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is more than thirty days before or more than seventy days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth day prior to such annual meeting and not later than the close of business on the later of the ninetieth day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Corporation). In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth: (A) as to each person whom the stockholder proposes to nominate for election as a director (I) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder and (II) such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (I) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (II) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder and such beneficial owner, (III) a description of any agreement, arrangement or understanding with respect to the nomination or proposal between or among such stockholder and/or such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing, including, in the case of a nomination, the nominee, (IV) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder's notice by, or on behalf of, such stockholder and such beneficial owners, whether or not such instrument or right shall be subject to settlement in underlying shares of capital stock of the Corporation, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or such beneficial owner, with respect to securities of the Corporation, (V) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, (VI) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group that intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (y) otherwise to solicit proxies or votes from stockholders in support of such proposal or nomination, and (VII) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder. The foregoing notice requirements of this Section 1.13 shall be deemed satisfied by a stockholder with respect to business other than a nomination if the stockholder has notified the Corporation of his, her or its intention to present a proposal at an annual meeting in compliance with applicable rules and regulations promulgated under the Exchange Act and such stockholder's proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. The Corporation may require any proposed nominee to furnish such other information as the Corporation may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

Contents
(iii)            Notwithstanding anything in the second sentence of paragraph (a)(ii) of this Section 1.13 to the contrary, in the event that the number of directors to be elected to the Board of the Corporation at the annual meeting is increased effective after the time period for which nominations would otherwise be due under paragraph (a)(ii) of this Section 1.13 and there is no public announcement by the Corporation naming the nominees for the additional directorships at least one hundred days prior to the first anniversary of the preceding year’s annual meeting, a stockholder's notice required by this Section 1.13 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.
(b)            Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (i) by or at the direction of the Board or any committee thereof or (ii) provided that the Board has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 1.13 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this Section 1.13. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder's notice required by paragraph (a)(ii) of this Section 1.13 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth day prior to such special meeting and not later than the close of business on the later of the ninetieth day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above.
(c)            General.

Contents
(i)             Except as otherwise expressly provided in any applicable rule or regulation promulgated under the Exchange Act, only such persons who are nominated in accordance with the procedures set forth in this Section 1.13 shall be eligible to be elected at an annual or special meeting of stockholders of the Corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1.13. Except as otherwise provided by law, the chairperson of the meeting shall have the power and duty (A) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 1.13 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group that solicited) or did not so solicit, as the case may be, proxies or votes in support of such stockholder's nominee or proposal in compliance with such stockholder's representation as required by clause (a)(ii)(C)(VI) of this Section 1.13) and (B) if any proposed nomination or business was not made or proposed in compliance with this Section 1.13, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this Section 1.13, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 1.13, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.
(ii)            For purposes of this Section 1.13, “public announcement” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or other national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.
(iii)            Notwithstanding the foregoing provisions of this Section 1.13, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 1.13; provided however, that any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Section 1.13 (including paragraphs (a)(i)(C) and (b) hereof), and compliance with paragraphs (a)(i)(C) and (b) of this Section 1.13 shall be the exclusive means for a stockholder to make nominations or submit other business (other than, as provided in the penultimate sentence of (a)(ii), business other than nominations brought properly under and in compliance with Rule 14a-8 of the Exchange Act, as may be amended from time to time). Nothing in this Section 1.13 shall be deemed to affect any rights (A) of stockholders to request inclusion of proposals or nominations in the Corporation’s proxy statement pursuant to applicable rules and regulations promulgated under the Exchange Act or (B) of the holders of any series of Preferred Stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation.

Contents
ARTICLE II
Board
Section 2.1.                    Number; Qualifications. Subject to the Certificate of Incorporation, the Board shall consist of one or more members, the number thereof to be determined from time to time by resolution of the Entire Board. Directors need not be stockholders.
Section 2.2.                     Removal; Resignation; Vacancies. Any or all of the directors may be removed at any time, with or without cause, by the affirmative vote of the holders of at least two-thirds of the outstanding shares of Common Stock of the Corporation entitled to vote at a meeting for the election of directors. Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation. Such resignation shall take effect when such notice is given unless the notice specifies (a) a later effective date, or (b) an effective date determined upon the happening of an event or events, such as the failure to receive the required vote for reelection as a director and the acceptance of such resignation by the Board. Unless otherwise specified in the notice of resignation, the acceptance of such resignation shall not be necessary to make it effective. Unless otherwise provided by law or the Certificate of Incorporation, any newly created directorship or any vacancy occurring in the Board for any cause may be filled only by a majority of the remaining members of the Board, although such majority is less than a quorum, and each director so elected shall hold office until the expiration of the term of office of the director whom he or she has replaced or until his or her successor is elected and qualified.
Section 2.3.                        Regular Meetings. Regular meetings of the Board may be held at such places within or without the State of Delaware and at such times as the Board may from time to time determine.
Section 2.4.                      Special Meetings. Special meetings of the Board may be held at any time or place within or without the State of Delaware whenever called by the Chief Executive Officer, the Secretary or by any two members of the Board. Notice of the place, date and time of each special meeting of the Board shall be given by the person or persons calling the meeting to each director either by first class United States mail at least three days before such special meeting, or by overnight mail, courier service, electronic transmission, or hand delivery at least forty-eight hours before the special meeting or such shorter period as is reasonable under the circumstances. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.
Section 2.5.                    Telephonic Meetings Permitted. Members of the Board, or any committee designated by the Board, may participate in a meeting thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 2.5 shall constitute presence in person at such meeting.
Section 2.6.                       Quorum; Vote Required for Action. At all meetings of the Board the directors entitled to cast a majority of the votes of the Entire Board shall constitute a quorum for the transaction of business. Except in cases in which the Certificate of Incorporation, these Bylaws or applicable law otherwise provides, a majority of the votes entitled to be cast by the directors present at a meeting at which a quorum is present shall be the act of the Board.

Contents
Section 2.7.                        Organization. Meetings of the Board shall be presided over by the Chair of the Board or, in his or her absence, by a chairperson chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence, the chairperson at the meeting may appoint any person to act as secretary of the meeting.
Section 2.8.                       Action by Unanimous Consent of Directors. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or such committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmissions are filed with the minutes of proceedings of the board or committee in accordance with applicable law.
Section 2.9.                      Chair and Vice Chair of the Board. The Board may elect one or more of its members to serve as Chair of the Board or as Vice Chair of the Board and may fill any vacancy in such position at such time and in such manner as the Board shall determine. The Chair of the Board, if any, shall preside at all meetings of the Board at which he or she is present and shall perform such duties and possess such powers as are designated by the Board. If the Board appoints a Vice Chair of the Board, he or she shall, in the absence or disability of the Chair of the Board perform the duties and exercise the powers of the Chair of the Board and shall perform such other duties and possess such other powers as may from time to time be designated by the Board. The fact that a person serves as either Chair of the Board or Vice Chair of the Board shall not make such person considered an officer of the Corporation.
ARTICLE III
Committees
Section 3.1.                      Committees. The Board may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it.
Section 3.2.                     Committee Rules. Unless the Board otherwise provides, each committee designated by the Board may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board conducts its business pursuant to Article II of these Bylaws.
ARTICLE IV
Officers
Section 4.1.                      Officers. The officers of the Corporation shall consist of a Chief Executive Officer, a President, a Chief Financial Officer, a Treasurer, a Secretary, and such other officers as the Board may from time to time determine, which may include and one or more Vice Presidents, Assistant Treasurers and Assistant Secretaries. Each of the Corporation’s officers shall be elected by the Board, each to have such authority, functions or duties as set forth in these Bylaws or as determined by the Board. Each officer shall be chosen by the Board and shall hold office for such term as may be prescribed by the Board and until such person’s successor shall have been duly chosen and qualified, or until such person's earlier death, disqualification, resignation or removal.

Contents
Section 4.2.                      Removal, Resignation and Vacancies. Any officer of the Corporation may be removed, with or without cause, by the Board, without prejudice to the rights, if any, of such officer under any contract to which it is a party. Any officer may resign at any time upon written notice to the Corporation, without prejudice to any rights of the Corporation under any contract to which such officer is a party. If any vacancy occurs in any office of the Corporation, the Board may elect a successor to fill such vacancy for the remainder of the unexpired term and until a successor shall have been duly chosen and qualified.
Section 4.3.                      Chief Executive Officer. The Chief Executive Officer shall have general supervision and direction of the business and affairs of the Corporation and shall be responsible for corporate policy and strategy, and shall report directly to the Chair of the Board. Unless otherwise provided in these Bylaws, all other officers of the Corporation shall report directly to the Chief Executive Officer or as otherwise determined by the Chief Executive Officer. The Chief Executive Officer shall, if present and in the absence of the Chair of the Board, preside at meetings of the stockholders. In the absence of a separately appointed President, the Chief Executive Officer shall be the President.
Section 4.4.                     President. The President shall be the chief operating officer of the Corporation, with general responsibility for the management and control of the operations of the Corporation. The President shall have the power to affix the signature of the Corporation to all contracts that have been authorized by the Board or the Chief Executive Officer. The President shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as such officer may agree with the Chief Executive Officer or as the Board may from time to time determine. In the absence of a separately appointed President, the Chief Executive Officer shall be the President.
Section 4.5.                        Chief Operating Officer. The Chief Operating Officer shall exercise all the powers and perform the duties of the office of the chief operating officer of the Corporation, with general responsibility for the management and control of the operations of the Corporation. The Chief Operating Officer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as such officer may agree with the Chief Executive Officer or as the Board may from time to time determine.
Section 4.6.                      Chief Financial Officer. The Chief Financial Officer shall exercise all the powers and perform the duties of the office of the chief financial officer and in general have overall supervision of the financial operations of the Corporation and shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital retained earnings, and shares. The Chief Financial Officer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as such officer may agree with the Chief Executive Officer or as the Board may from time to time determine. In the absence of a separately appointed Treasurer, the Chief Financial Officer shall be the Treasurer.
Section 4.7.                      Vice Presidents. Each Vice President shall have such powers and duties as shall be prescribed by his or her superior officer or the Chief Executive Officer. A Vice President shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as such officer may agree with the Chief Executive Officer or as the Board may from time to time determine.

Contents
Section 4.8.                 Treasurer. The Treasurer shall supervise and be responsible for all the funds and securities of the Corporation, the deposit of all moneys and other valuables to the credit of the Corporation in depositories of the Corporation, borrowings and compliance with the provisions of all indentures, agreements and instruments governing such borrowings to which the Corporation is a party, the disbursement of funds of the Corporation and the investment of its funds, and in general shall perform all of the duties incident to the office of the Treasurer. The Treasurer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as such officer may agree with the Chief Executive Officer or as the Board may from time to time determine.
Section 4.9.                     Secretary. The powers and duties of the Secretary are to: (a) act as secretary at all meetings of the Board, of the committees of the Board and of the stockholders and to record the proceedings of such meetings in a book or books to be kept for that purpose; (b) see that all notices required to be given by the Corporation are duly given and served; (c) act as custodian of the seal of the Corporation and affix the seal or cause it to be affixed to all certificates of stock of the Corporation and to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these Bylaws; (d) have charge of the books, records and papers of the Corporation and see that the reports, statements and other documents required by law to be kept and filed are properly kept and filed; and (e) perform all of the duties incident to the office of Secretary. The Secretary shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as such officer may agree with the Chief Executive Officer or as the Board may from time to time determine.
Section 4.10.                Additional Matters. The Chief Executive Officer and the Chief Financial Officer shall have the authority to designate employees of the Corporation to have the title of Vice President, Assistant Vice President, Assistant Treasurer or Assistant Secretary. Any employee so designated shall have the powers and duties determined by the officer making such designation. The persons upon whom such titles are conferred shall not be deemed officers of the Corporation unless elected by the Board.
Section 4.11.               Execution of Contracts and Instruments. All contracts, deeds, mortgages, bonds, certificates, checks, drafts, bills of exchange, notes and other instruments or documents to be executed by or in the name of the Corporation shall be signed on the corporation’s behalf by such officer or officers, or other person or persons, as may be so authorized (a) by the Board or (b) subject to any limitations the Board may impose, by the Chief Executive Officer. Such authority may be general or confined to specific instances and, if the Board or Chief Executive Officer (whichever grants authority) so authorizes or otherwise directs, may be delegated by the authorized officers to other persons. Unless otherwise provided in such resolution, any resolution of the Board or a committee thereof authorizing the Corporation to enter into any such instruments or documents or authorizing their execution by or on behalf of the Corporation shall be deemed to authorize the execution thereof on its behalf by the Chief Executive Officer, the President, the Chief Financial Officer or any Vice President (an “Authorized Officer”). Furthermore, each Authorized Officer shall be authorized to enter into any contract or execute any instrument in the name of and on behalf of the Corporation in matters arising in the ordinary course of the Corporation’s business and to the extent incident to the normal performance of such Authorized Officer’s duties.

Contents
ARTICLE V
Stock
Section 5.1.                    Certificates. The shares of the Corporation may be certificated or uncertificated in accordance with the Delaware General Corporation Law, and shall be entered in the books of the Corporation and registered as they are issued. The issue of shares in uncertificated form shall not affect shares represented by a certificate until the certificate is surrendered to the Corporation. Any certificates representing shares of the Corporation’s stock shall be in such form as may be prescribed by law and by the Board, certifying the number and class of shares owned by such stockholder in the Corporation. Every holder of stock represented by certificates shall be entitled to have a certificate signed by any two authorized officers of the Corporation certifying the number of shares owned by such holder in the Corporation. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent, or registrar at the date of issue.
Section 5.2.                     Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Corporation may issue (a) a new certificate of stock or (b) uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner's legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.
ARTICLE VI
Indemnification and Advancement of Expenses
Section 6.1.                      Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 6.3 of these Bylaws, the Corporation shall be required to indemnify a Covered Person in connection with a proceeding (or part thereof) commenced by such Covered Person only if the commencement of such proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of the Corporation.
Section 6.2.                    Prepayment of Expenses. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article VI or otherwise.
Section 6.3.                     Claims. If a claim for indemnification (following the final disposition of such proceeding) or advancement of expenses under this Article VI is not paid in full within thirty days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

Contents
Section 6.4.                      Nonexclusivity of Rights. The rights conferred on any Covered Person by this Article VI shall not be exclusive of any other rights that such Covered Person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.
Section 6.5.                     Other Sources. The Corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.
Section 6.6.                      Amendment or Repeal. Any right tdemnification or to advancement of expenses of any Covered Person arising hereunder shall not be eliminated or impaired by an amendment to or repeal of these Bylaws after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought.
Section 6.7.                      Other Indemnification and Advancement of Expenses. This Article VI shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.
ARTICLE VII
Miscellaneous
Section 7.1.                        Fiscal Year. The fiscal year of the Corporation shall be determined by resolution of the Board.
Section 7.2.                       Seal. The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board.
Section 7.3.                      Method of Notice. Whenever notice is required by law, the Certificate of Incorporation or these Bylaws to be given by the Corporation to any director, committee member or stockholder, without limiting the manner by which notice otherwise may be given, any notice to stockholders, directors, officers or agents given by the Corporation may be given in writing directed to such recipient’s mailing address (or by electronic transmission directed to the recipient’s electronic mail address, as applicable) as it appears on the records of the Corporation and shall be deemed given (a) if mailed, when notice is deposited in the U.S. mail, postage prepaid, (b) if delivered by courier service, upon the earlier of when the notice is received or left at such recipient’s address or (c) if given by electronic mail, when directed to such recipient’s electronic mail address. Notice to a stockholder may not be given by electronic mail if the stockholder has previously notified the Corporation in writing or by electronic transmission of an objection to receiving notice by electronic mail or if such notice is prohibited by law. A notice to stockholders by electronic mail must include a prominent legend that the communication is an important notice regarding the Corporation.

Contents
Section 7.4.                      Waiver of Notice. Whenever any notice is required to be given under the provisions of the statutes or of the Certificate of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to such notice, or a waiver by electronic transmission by the person entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.
Section 7.5.                       Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time.
Section 7.6.                  Amendment of Bylaws. Subject to any additional votes or voting thresholds set forth in the Certificate of Incorporation, these Bylaws may be altered, amended or repealed or new Bylaws may be adopted by the stockholders or by the Board.
Section 7.7.                    Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.
Section 7.8.                   Facsimile Signature. In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board or a committee thereof.
Section 7.9.                        Interpretation. For purposes of these Bylaws:
(a)	headings used in these Bylaws are for convenience of reference only and shall not, for any purpose, be deemed a part of these Bylaws;
(b)	the word “day” refers to a calendar day;
(c)	the words “include,” “included,” “includes” and “including” as used herein shall not be construed so as to exclude any other thing not referred to or described;
(d)	the word “or” is not exclusive; and
(e)	the definition given for any term in these Bylaws shall apply equally to both the singular and plural forms of the term defined.

Contents
Appendix E

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov
Articles of Conversion (PURSUANT TO NRS 92A.205) Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY
PLEASE NOTE: The charter document for the resulting entity must be submitted/filed simultaneously with the articles of conversion.
Articles of Conversion
(Pursuant to NRS 92A.205)
1.	Name and jurisdiction of organization of constituent entity and resulting entity:
Chembio Diagnostics, Inc.
Name of constituent entity
Nevada	Corporation
Jurisdiction	Entity type *
and,
Chembio Diagnostics, Inc.
Name of resulting entity
Delaware	Corporation
Jurisdiction	Entity type *
2.	A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity
3.	Location of plan of conversion: (check one)
☐	The entire plan of conversion is attached to these articles.
☑	The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity.
☐	The complete executed plan of conversion for the resulting domestic limited partnership is on file at the records office required by NRS 88.330.
* corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust .
This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Conversion Page 1 Revised: 1-5-15

E-1

Contents
BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov
Articles of Conversion (PURSUANT TO NRS 92A.205) Page 2
USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY
4.	Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the resulting entity in the conversion):
Attn:       Neil A. Goldman

c/o:        Chembio Diagnostics, Inc.
555 Wireless Boulevard
Hauppaugge, New York 11788
5.	Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)
Date:	Time:
6.	Signatures - must be signed by:
1. If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each
Nevada limited partnership or limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or one member if there are no managers; a trustee of each Nevada business trust;
a managing partner of a Nevada limited-liability partnership (a.k.a. general partnership governed by NRS chapter 87).

2. If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it.

Chembio Diagnostics, Inc.
Name of constituent entity
X  _______________________CEO and President
Signature                                                                                                                Title                                                             Date
* Pursuant to NRS 92A.205(4) if the conversion takes effect on a later date specified in the articles of conversion pursuant to NRS 92A.240, the constituent document filed with the Secretary of State pursuant to paragraph (b) subsection 1 must state the name and the jurisdiction of the constituent entity and that the existence of the resulting entity does not begin until the later date.
This statement must be included within the resulting entity's articles.
FILING FEE: $350.00
IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Conversion Page 2 Revised: 1-5-15

E-2